OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2015 through August 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global
                        Equity Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     GLOSX
                        Class C     GCSLX
                        Class K     PGEKX
                        Class R     PRGEX
                        Class Y     PGSYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         25

Notes to Financial Statements                                                34

Report of Independent Registered Public Accounting Firm                      44

Trustees, Officers and Service Providers                                     46

                          Pioneer Global Equity Fund | Annual Report | 8/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Global Equity Fund | Annual Report | 8/31/16 proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
August 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer Global Equity Fund | Annual Report | 8/31/16 3

Portfolio Management Discussion | 8/31/16

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2016. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform over the 12-month period ended August 31, 2016?

A Pioneer Global Equity Fund's Class A shares returned 3.92% at net asset value during the 12-month period ended August 31, 2016, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index(1), returned 6.68% and 7.24%, respectively. During the same period, the average return of the 158 mutual funds in Lipper's Global Multi-Cap Core Funds category was 5.04%, and the average return of the 1,126 mutual funds in Morningstar's World Stock Funds category was 5.89%.

Q How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2016?

A The 12-month period saw heightened volatility across investment markets as investor sentiment shifted somewhat frequently in response to global macroeconomic conditions. During the first half of the period (September 2015 through February 2016), China's devaluation of its currency and a renewed decline in oil prices in the early weeks of 2016 contributed to a sell-off in so-called "risk" assets such as stocks and high-yield bonds. That, in turn, spurred increased demand for more conservative investments. In the middle of February 2016, however, the outlook started to brighten. Equities, especially in the battered energy sector, began to recover in anticipation of a bottoming of oil prices as OPEC (Organization of Petroleum Exporting Countries) and non-OPEC members began

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantablity and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/16 discussing an agreement on a production freeze. Equities also benefited from better-than-expected U.S. employment and manufacturing data as well as supportive monetary policies from central bankers around the globe.

    With the return of investor confidence, the markets rebounded for much of the second half of the 12-month period, with many higher-risk asset classes finishing the period in positive territory. The surprise victory by the "Leave" side in the United Kingdom's June referendum vote to determine the country's future with regard to membership in the European Union caused a very brief market sell-off. The so-called "Brexit" decision did not interrupt the rally for long, though, as the markets quickly recovered their losses before the end of the second calendar quarter of 2016.

    In spite of the market volatility, U.S. stocks delivered positive performance during the period. U.S. equities, as measured by the Standard & Poor's 500 Index, returned 12.53% over the full 12-month period. In contrast, international equities posted mixed performance, as the MSCI All Country World (ex-U.S.) Index returned 3.43%, and the MSCI Europe Index returned -2.54%. The Fund's benchmarks, the MSCI World ND Index and the MSCI All Country World (ND) Index, returned 6.68% and 7.24%, respectively. Most areas of the global economy advanced during the period, led by the more defensive utilities, information technology, and telecommunication services sectors. With their profits pinched by low and even negative interest rates, companies in the financials sector struggled the most over the 12 months. The health care and energy sectors also faced challenges, although energy companies rebounded, somewhat, after oil prices stabilized six weeks into 2016, and then began increasing.

Q   Would you review the Fund's overall investment approach?

A When picking investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

*   Diversification does not assure a profit nor protect against loss.

**  Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/16 5

    Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to its benchmarks during the 12-month period ended August 31, 2016?

A During the period, security selection in two small segments of the portfolio detracted meaningfully from benchmark-relative performance, while sector allocation decisions had a neutral effect.

    The Fund's positions in British airline companies, principally easyJet, detracted from relative returns, as the airlines' performance suffered from a combination of terrorism incidents in Europe that negatively affected passenger loads - and cut off, at least temporarily, some air routes - as well as the lingering negative impact of the Brexit vote on British small-cap companies such as easyJet. Also within British small caps, portfolio positions in banking firm Aldermore Group and beverage company Britvic felt the negative effects of Brexit. We retained the Fund's positions in Aldermore and Britvic, however, as we remain confident in the long-term prospects for the companies, and find their valuations and low debt levels very attractive.

    Another surprise element that held back the Fund's benchmark-relative performance during the period was Japan's decision to initiate negative short-term interest rates, two weeks after the country's central bank stated that it had no plans to do so. The implementation of negative short-term rates caused a significant correction in the share prices of the portfolio's holdings in two Japanese banks, Mitsubishi UFJ Financial and Sumitomo Mitsui Financial. We sold the positions given our belief that the profitability prospects for both banks have diminished considerably.

    On the positive side, the Fund's benchmark-relative returns benefited strongly from holding shares of Microsoft. Investors have come to view Microsoft as not only a successful personal computer software firm, but also as a dynamic growth company that is benefiting from strong momentum within the cloud-computing market segment. In addition, though the pharmaceutical sector overall underperformed, the Fund's position in Johnson & Johnson contributed to benchmark-relative performance, as the market developed a favorable view of the company's ample drug pipeline. Other positive performers for the Fund during the 12-month period included positions in health care technology company NNIT A/S, stock exchange firm Nasdaq, and biotechnology company Baxalta.

6 Pioneer Global Equity Fund | Annual Report | 8/31/16

Q Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2016, and did those investments have an effect on performance?

A Over the 12-month period, the Fund utilized derivative securities, to a limited degree, in order to guard against negative currency effects from the portfolio's holdings in Japan. The Fund's derivative positions had a slightly positive effect on performance.

Q   What is your outlook, and how is it reflected in the Fund's positioning?

A In general, we are cautious in our view of the markets given relatively high stock valuations and geopolitical uncertainty. Other risks to our outlook include increased market volatility as the U.S. Federal Reserve weighs the timing of more short-term rate hikes, the long-term impact of the Brexit vote, and the repercussions of lower - even negative - interest rates.

    With those factors in mind, until recently we had been favoring U.S. stocks over European equities in the Fund's portfolio. However, the recent sell-off in the United Kingdom and European equity markets has created opportunities for investors with a medium- to long-term outlook. We believe that momentum is starting to shift away from a world dependent on central-bank stimulus to one where government spending plays a more significant role. Should the shift occur, we would anticipate a boost in global economic output. We also see a rebound beginning in the emerging markets in the wake of recent commodity price stabilization. In addition, we believe that after six years of outperformance, U.S. equity valuations have risen to the point where valuations of non-U.S. stocks appear more and more attractive by comparison. Therefore, we will monitor market conditions and may consider increasing the Fund's non-U.S. and emerging markets allocations over the coming months.

    In the U.S., we continue to focus the Fund's investments on four key sectors where we see the most opportunity, and where we think stock valuations remain reasonable: information technology, health care, financials and telecommunication services. We view stock valuations in the consumer sectors as excessively high. In addition, we perceive valuations in Japan (within non-financial stocks) as attractive. We will continue to look for opportunities there, as Japanese stocks are benefiting from improved corporate governance and balance sheet management, as well as a greater emphasis on dividend payouts.

                          Pioneer Global Equity Fund | Annual Report | 8/31/16 7

Please refer to the Schedule of Investments on pages 18-24 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Annual Report | 8/31/16

Portfolio Summary | 8/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     25.5%
Financials                                                                 19.4%
Health Care                                                                19.1%
Consumer Discretionary                                                     13.4%
Consumer Staples                                                            7.9%
Industrials                                                                 5.6%
Telecommunication Services                                                  4.6%
Materials                                                                   3.4%
Government                                                                  1.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              55.4%
United Kingdom                                                             13.9%
Japan                                                                       9.6%
Ireland                                                                     4.6%
Switzerland                                                                 3.1%
Korea, Republic Of                                                          2.7%
Denmark                                                                     1.6%
Germany                                                                     1.6%
Taiwan, Province Of China                                                   1.5%
France                                                                      1.4%
Indonesia                                                                   1.3%
Mexico                                                                      1.2%
Other (individually less than 1%)                                           2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1. Apple, Inc.                                                           4.16%
--------------------------------------------------------------------------------
  2. AT&T, Inc.                                                            4.07
--------------------------------------------------------------------------------
  3. Microsoft Corp.                                                       3.62
--------------------------------------------------------------------------------
  4. Shire Plc                                                             3.44
--------------------------------------------------------------------------------
  5. Johnson & Johnson                                                     3.19
--------------------------------------------------------------------------------
  6. Pfizer, Inc.                                                          3.12
--------------------------------------------------------------------------------
  7. Novartis AG                                                           3.10
--------------------------------------------------------------------------------
  8. Discover Financial Services, Inc.                                     3.00
--------------------------------------------------------------------------------
  9. Cardinal Health, Inc.                                                 2.60
--------------------------------------------------------------------------------
 10. JPMorgan Chase & Co.                                                  2.47
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/16 9

Prices and Distributions | 8/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                      8/31/16                     8/31/15
--------------------------------------------------------------------------------
             A                         $13.43                      $13.00
--------------------------------------------------------------------------------
             C                         $13.13                      $12.72
--------------------------------------------------------------------------------
             K                         $13.47                      $13.03
--------------------------------------------------------------------------------
             R                         $13.36                      $12.99
--------------------------------------------------------------------------------
             Y                         $13.50                      $13.06
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-8/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term          Long-Term
           Class           Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
             A             $0.0788                $ --                $ --
--------------------------------------------------------------------------------
             C             $    --                $ --                $ --
--------------------------------------------------------------------------------
             K             $0.1450                $ --                $ --
--------------------------------------------------------------------------------
             R             $0.1293                $ --                $ --
--------------------------------------------------------------------------------
             Y             $0.1450                $ --                $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                                 MSCI
                        Net         Public        MSCI           All
                        Asset       Offering      World          Country
                        Value       Price         ND             World
Period                  (NAV)       (POP)         Index          ND Index
--------------------------------------------------------------------------------
10 Years                3.96%        3.35%        4.54%          4.40%
5 Years                 9.41         8.11         9.51           8.32
1 Year                  3.92        -2.03         6.68           7.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.54%       1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global          MSCI World             MSCI AC World
                    Equity Fund             ND Index               ND Index
8/06                $ 9,425                 $10,000                $10,000
8/07                $10,801                 $11,697                $11,906
8/08                $ 9,647                 $10,285                $10,484
8/09                $ 8,120                 $ 8,515                $ 8,762
8/10                $ 8,028                 $ 8,646                $ 9,068
8/11                $ 8,869                 $ 9,897                $10,312
8/12                $ 9,357                 $10,700                $10,953
8/13                $11,151                 $12,587                $12,648
8/14                $14,064                 $15,242                $15,302
8/15                $13,377                 $14,613                $14,340
8/16                $13,902                 $15,589                $15,379

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 11

Performance Update | 8/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                                 MSCI
                                                  MSCI           All
                                                  World          Country
                        If          If            ND             World
Period                  Held        Redeemed      Index          ND Index
--------------------------------------------------------------------------------
10 Years                3.07%       3.07%         4.54%          4.40%
5 Years                 8.51        8.51          9.51           8.32
1 Year                  3.22        3.22          6.68           7.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        2.25%       2.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global          MSCI World             MSCI AC World
                    Equity Fund             ND Index               ND Index
8/06                $10,000                 $10,000                $10,000
8/07                $11,365                 $11,697                $11,906
8/08                $10,062                 $10,285                $10,484
8/09                $ 8,394                 $ 8,515                $ 8,762
8/10                $ 8,225                 $ 8,646                $ 9,068
8/11                $ 8,998                 $ 9,897                $10,312
8/12                $ 9,408                 $10,700                $10,953
8/13                $11,112                 $12,587                $12,648
8/14                $13,888                 $15,242                $15,302
8/15                $13,110                 $14,613                $14,340
8/16                $13,533                 $15,589                $15,379

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                         MSCI
                        Net               MSCI           All
                        Asset             World          Country
                        Value             ND             World
Period                  (NAV)             Index          ND Index
--------------------------------------------------------------------------------
10 Years                4.04%             4.54%          4.40%
5 Years                 9.58              9.51           8.32
1 Year                  4.51              6.68           7.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                        Gross             Net
--------------------------------------------------------------------------------
                        0.99%             0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global          MSCI World             MSCI AC World
                    Equity Fund             ND Index               ND Index
8/06                $5,000,000              $5,000,000             $5,000,000
8/07                $5,729,195              $5,848,640             $5,953,006
8/08                $5,117,048              $5,142,711             $5,242,025
8/09                $4,306,826              $4,257,485             $4,380,918
8/10                $4,257,981              $4,323,227             $4,533,964
8/11                $4,704,339              $4,948,332             $5,155,811
8/12                $4,963,234              $5,350,107             $5,476,285
8/13                $5,914,626              $6,293,438             $6,323,791
8/14                $7,459,898              $7,621,081             $7,651,133
8/15                $7,111,917              $7,306,334             $7,170,156
8/16                $7,432,470              $7,794,659             $7,689,572

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 13

Performance Update | 8/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                         MSCI
                        Net               MSCI           All
                        Asset             World          Country
                        Value             ND             World
Period                  (NAV)             Index          ND Index
--------------------------------------------------------------------------------
10 Years                3.95%             4.54%          4.40%
5 Years                 9.37              9.51           8.32
1 Year                  3.85              6.68           7.24
--------------------------------------------------------------------------------

Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated December 31, 2015)
                        Gross
--------------------------------------------------------------------------------
                        1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global          MSCI World             MSCI AC World
                    Equity Fund             ND Index               ND Index
8/06                $10,000                 $10,000                $10,000
8/07                $11,458                 $11,697                $11,906
8/08                $10,234                 $10,285                $10,484
8/09                $ 8,614                 $ 8,515                $ 8,762
8/10                $ 8,516                 $ 8,646                $ 9,068
8/11                $ 9,409                 $ 9,897                $10,312
8/12                $ 9,926                 $10,700                $10,953
8/13                $11,829                 $12,587                $12,648
8/14                $14,920                 $15,242                $15,302
8/15                $14,180                 $14,613                $14,340
8/16                $14,727                 $15,589                $15,379

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                         MSCI
                        Net               MSCI           All
                        Asset             World          Country
                        Value             ND             World
Period                  (NAV)             Index          ND Index
--------------------------------------------------------------------------------
10 Years                4.35%             4.54%          4.40%
5 Years                 9.94              9.51           8.32
1 Year                  4.50              6.68           7.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
-------------------------------------------------------------------------------
                        Gross             Net
-------------------------------------------------------------------------------
                        1.00%             0.84%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global          MSCI World             MSCI AC World
                    Equity Fund             ND Index               ND Index
8/06                $5,000,000              $5,000,000             $5,000,000
8/07                $5,729,195              $5,848,640             $5,953,006
8/08                $5,117,048              $5,142,711             $5,242,025
8/09                $4,321,920              $4,257,485             $4,380,918
8/10                $4,296,252              $4,323,227             $4,533,964
8/11                $4,767,256              $4,948,332             $5,155,811
8/12                $5,057,390              $5,350,107             $5,476,285
8/13                $6,056,413              $6,293,438             $6,323,791
8/14                $7,670,786              $7,621,081             $7,651,133
8/15                $7,327,395              $7,306,334             $7,170,156
8/16                $7,656,898              $7,794,659             $7,689,572

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------------------------------
Share Class                   A                C             K               R                 Y
--------------------------------------------------------------------------------------------------------
Beginning Account             $1,000.00        $1,000.00     $1,000.00       $1,000.00         $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------------------------------
Ending Account                $1,102.60        $1,098.67     $1,104.99       $1,101.39         $1,105.70
Value on 8/31/16
--------------------------------------------------------------------------------------------------------
Expenses Paid                 $    6.87        $   10.71     $    4.18       $    8.19         $    4.23
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.03%, 0.79%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Annual Report | 8/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the trans-action. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------------------------------
Share Class                   A                C             K               R                 Y
--------------------------------------------------------------------------------------------------------
Beginning Account             $1,000.00        $1,000.00     $1,000.00       $1,000.00         $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------------------------------
Ending Account                $1,018.60        $1,014.93     $1,021.17       $1,017.34         $1,021.11
Value on 8/31/16
--------------------------------------------------------------------------------------------------------
Expenses Paid                 $    6.60        $   10.28     $    4.01       $    7.86         $    4.06
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.03%, 0.79%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 17

Schedule of Investments | 8/31/16

------------------------------------------------------------------------------------------
 Shares                                                                       Value
------------------------------------------------------------------------------------------
                     COMMON STOCKS -- 95.4%
                     MATERIALS -- 3.3%
                     Construction Materials -- 2.2%
           104,508   CRH Plc                                                  $  3,521,539
------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 1.1%
            61,655   Rio Tinto Plc                                            $  1,850,246
                                                                              ------------
                     Total Materials                                          $  5,371,785
------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 3.9%
                     Aerospace & Defense -- 1.2%
           278,455   BAE Systems Plc                                          $  1,969,418
------------------------------------------------------------------------------------------
                     Heavy Electrical Equipment -- 1.7%
           205,000   Mitsubishi Electric Corp.                                $  2,681,086
------------------------------------------------------------------------------------------
                     Industrial Machinery -- 1.0%
            23,851   Ingersoll-Rand Plc                                       $  1,621,629
                                                                              ------------
                     Total Capital Goods                                      $  6,272,133
------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 1.5%
                     Airlines -- 1.0%
            39,499   easyJet Plc                                              $    574,287
            14,668   Ryanair Holdings Plc (A.D.R.)                               1,065,043
                                                                              ------------
                                                                              $  1,639,330
------------------------------------------------------------------------------------------
                     Trucking -- 0.5%
            15,151   DSV A/S                                                  $    752,820
                                                                              ------------
                     Total Transportation                                     $  2,392,150
------------------------------------------------------------------------------------------
                     AUTOMOBILES & COMPONENTS -- 3.3%
                     Auto Parts & Equipment -- 2.0%
             6,763   Continental AG                                           $  1,417,718
            97,015   Gentex Corp.                                                1,725,897
                                                                              ------------
                                                                              $  3,143,615
------------------------------------------------------------------------------------------
                     Tires & Rubber -- 0.3%
            14,700   Bridgestone Corp.                                        $    505,939
------------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 1.0%
            13,800   Fuji Heavy Industries, Ltd.                              $    547,794
           203,937   Tata Motors, Ltd.                                           1,044,533
                                                                              ------------
                                                                              $  1,592,327
                                                                              ------------
                     Total Automobiles & Components                           $  5,241,881
------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 3.8%
                     Homebuilding -- 2.5%
            53,958   PulteGroup, Inc.                                         $  1,153,082
           200,100   Sekisui Chemical Co., Ltd.                                  2,800,584
                                                                              ------------
                                                                              $  3,953,666
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------
 Shares                                                                       Value
------------------------------------------------------------------------------------------
                     Apparel, Accessories & Luxury Goods -- 1.3%
            39,254   Burberry Group Plc                                       $    673,642
            85,905   Moncler S.p.A.*                                             1,428,080
                                                                              ------------
                                                                              $  2,101,722
                                                                              ------------
                     Total Consumer Durables & Apparel                        $  6,055,388
------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 1.9%
                     Hotels, Resorts & Cruise Lines -- 1.0%
            38,635   InterContinental Hotels Group Plc                        $  1,658,006
------------------------------------------------------------------------------------------
                     Restaurants -- 0.9%
           294,324   Domino's Pizza Group Plc                                 $  1,387,483
                                                                              ------------
                     Total Consumer Services                                  $  3,045,489
------------------------------------------------------------------------------------------
                     MEDIA -- 2.7%
                     Advertising -- 1.4%
            30,690   Publicis Groupe SA                                       $  2,281,877
------------------------------------------------------------------------------------------
                     Broadcasting -- 1.3%
            31,427   CBS Corp. (Class B)                                      $  1,603,720
           171,078   ITV Plc                                                       452,288
                                                                              ------------
                                                                              $  2,056,008
                                                                              ------------
                     Total Media                                              $  4,337,885
------------------------------------------------------------------------------------------
                     RETAILING -- 1.3%
                     Apparel Retail -- 1.3%
            26,870   The TJX Companies, Inc.                                  $  2,080,813
                                                                              ------------
                     Total Retailing                                          $  2,080,813
------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 5.7%
                     Drug Retail -- 4.2%
            34,729   CVS Health Corp.                                         $  3,243,689
            49,300   Sundrug Co., Ltd.                                           3,576,188
                                                                              ------------
                                                                              $  6,819,877
------------------------------------------------------------------------------------------
                     Food Retail -- 1.5%
            29,389   Walgreens Boots Alliance, Inc.                           $  2,371,986
                                                                              ------------
                     Total Food & Staples Retailing                           $  9,191,863
------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 1.9%
                     Soft Drinks -- 1.9%
           368,162   Britvic Plc                                              $  3,110,326
                                                                              ------------
                     Total Food, Beverage & Tobacco                           $  3,110,326
------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
                     Health Care Equipment -- 1.5%
            27,828   Medtronic Plc                                            $  2,421,871
------------------------------------------------------------------------------------------
                     Health Care Distributors -- 2.5%
            50,529   Cardinal Health, Inc.                                    $  4,025,645
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 19

------------------------------------------------------------------------------------------
 Shares                                                                       Value
------------------------------------------------------------------------------------------
                     Health Care Technology -- 1.1%
            52,865   NNIT A/S                                                 $  1,782,892
                                                                              ------------
                     Total Health Care Equipment & Services                   $  8,230,408
------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                     SCIENCES -- 13.3%
                     Biotechnology -- 3.6%
            15,541   Alder Biopharmaceuticals, Inc.                           $    512,387
            85,143   Shire Plc                                                   5,315,356
                                                                              ------------
                                                                              $  5,827,743
------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 9.7%
             7,659   Jazz Pharmaceuticals Plc*                                $    948,414
            41,361   Johnson & Johnson                                           4,936,022
            60,868   Novartis AG                                                 4,791,725
           138,471   Pfizer, Inc.                                                4,818,791
                                                                              ------------
                                                                              $ 15,494,952
                                                                              ------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences     $ 21,322,695
------------------------------------------------------------------------------------------
                     BANKS -- 6.8%
                     Diversified Banks -- 4.1%
           395,388   Aldermore Group Plc                                      $    848,016
           358,540   Grupo Financiero Banorte SAB de CV                          1,927,992
            56,711   JPMorgan Chase & Co.                                        3,827,992
                                                                              ------------
                                                                              $  6,604,000
------------------------------------------------------------------------------------------
                     Regional Banks -- 2.7%
         6,505,300   Bank Tabungan Negara Persero Tbk PT                      $    985,791
            37,737   The PNC Financial Services Group, Inc.                      3,400,104
                                                                              ------------
                                                                              $  4,385,895
                                                                              ------------
                     Total Banks                                              $ 10,989,895
------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 8.1%
                     Specialized Finance -- 2.6%
             5,755   Intercontinental Exchange, Inc.                          $  1,623,025
            57,200   Japan Exchange Group, Inc.                                    895,253
            22,586   Nasdaq, Inc.                                                1,608,349
                                                                              ------------
                                                                              $  4,126,627
------------------------------------------------------------------------------------------
                     Consumer Finance -- 3.9%
            77,426   Discover Financial Services, Inc.                        $  4,645,560
            59,716   Synchrony Financial                                         1,661,896
                                                                              ------------
                                                                              $  6,307,456
------------------------------------------------------------------------------------------
                     Asset Management & Custody Banks -- 1.6%
             5,567   BlackRock, Inc.                                          $  2,075,433
             6,954   State Street Corp.                                            488,449
                                                                              ------------
                                                                              $  2,563,882
                                                                              ------------
                     Total Diversified Financials                             $ 12,997,965
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------
 Shares                                                                       Value
------------------------------------------------------------------------------------------
                     INSURANCE -- 1.5%
                     Insurance Brokers -- 1.5%
            19,380   Willis Towers Watson Plc                                 $  2,403,314
                                                                              ------------
                     Total Insurance                                          $  2,403,314
------------------------------------------------------------------------------------------
                     REAL ESTATE -- 2.3%
                     Diversified Real Estate Activities -- 2.0%
           483,700   Leopalace21 Corp.                                        $  3,211,541
------------------------------------------------------------------------------------------
                     Real Estate Services -- 0.3%
            44,077   Savills Plc                                              $    429,257
                                                                              ------------
                     Total Real Estate                                        $  3,640,798
------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 10.9%
                     Internet Software & Services -- 5.6%
             4,373   Alphabet, Inc. (Class A)                                 $  3,454,014
             4,507   Alphabet, Inc. (Class C)                                    3,457,094
            65,896   eBay, Inc.*                                                 2,119,215
                                                                              ------------
                                                                              $  9,030,323
------------------------------------------------------------------------------------------
                     Data Processing & Outsourced Services -- 1.8%
            30,282   PayPal Holdings, Inc.                                    $  1,124,976
            22,611   Visa, Inc.                                                  1,829,230
                                                                              ------------
                                                                              $  2,954,206
------------------------------------------------------------------------------------------
                     Systems Software -- 3.5%
            97,416   Microsoft Corp.                                          $  5,597,523
                                                                              ------------
                     Total Software & Services                                $ 17,582,052
------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 8.5%
                     Communications Equipment -- 2.1%
           108,417   Cisco Systems, Inc.                                      $  3,408,630
------------------------------------------------------------------------------------------
                     Computer Storage & Peripherals -- 4.0%
            60,568   Apple, Inc.                                              $  6,426,265
------------------------------------------------------------------------------------------
                     Computer Hardware Storage & Peripherals -- 1.2%
             1,303   Samsung Electronics Co., Ltd.                            $  1,888,755
------------------------------------------------------------------------------------------
                     Electronic Equipment Manufacturers -- 0.6%
            65,514   Fitbit, Inc.                                             $  1,014,157
------------------------------------------------------------------------------------------
                     Electronic Components -- 0.5%
            32,800   Alps Electric Co., Ltd.                                  $    741,341
------------------------------------------------------------------------------------------
                     Electronic Manufacturing Services -- 0.1%
            65,020   Global Display Co., Ltd.                                 $    205,048
                                                                              ------------
                     Total Technology Hardware & Equipment                    $ 13,684,196
------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.1%
                     Semiconductors -- 5.1%
            64,072   Infineon Technologies AG                                 $  1,078,813
            41,458   Micron Technology, Inc.*                                      683,642
            63,585   SK Hynix, Inc.                                              2,078,625

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 21

------------------------------------------------------------------------------------------
 Shares                                                                       Value
------------------------------------------------------------------------------------------
                     Semiconductors -- (continued)
            27,046   Skyworks Solutions, Inc.                                 $  2,024,664
           421,000   Taiwan Semiconductor Manufacturing Co., Ltd.                2,341,332
                                                                              ------------
                                                                              $  8,207,076
                                                                              ------------
                     Total Semiconductors & Semiconductor Equipment           $  8,207,076
------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 4.5%
                     Integrated Telecommunication Services -- 3.9%
           154,008   AT&T, Inc.                                               $  6,295,847
------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 0.6%
           288,687   Vodafone Group Plc                                       $    870,651
                                                                              ------------
                     Total Telecommunication Services                         $  7,166,498
------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $139,251,526)                                      $153,324,610
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Principal
 Amount ($)
------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT BOND -- 0.7%
IDR 13,114,000,000   Indonesia Treasury Bond, 8.75%, 5/15/31                  $  1,103,825
------------------------------------------------------------------------------------------
                     TOTAL FOREIGN GOVERNMENT BOND
                     (Cost $1,014,474)                                        $  1,103,825
------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT IN SECURITIES -- 96.1%
                     (Cost $140,266,000) (a) (b)                              $154,428,435
------------------------------------------------------------------------------------------
                     OTHER ASSETS & LIABILITIES -- 3.9%                       $  6,309,536
------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                               $160,737,971
==========================================================================================

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(a) At August 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $141,143,352 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                $ 18,372,732

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                  (5,087,649)
                                                                              ------------
             Net unrealized appreciation                                      $ 13,285,083
                                                                              ============

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/16

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


           United States                                                             55.4%
           United Kingdom                                                            13.9%
           Japan                                                                      9.6%
           Ireland                                                                    4.6%
           Switzerland                                                                3.1%
           Korea, Republic Of                                                         2.7%
           Denmark                                                                    1.6%
           Germany                                                                    1.6%
           Taiwan, Province Of China                                                  1.5%
           France                                                                     1.4%
           Indonesia                                                                  1.3%
           Mexico                                                                     1.2%
           Other (individually less than 1%)                                          2.1%
                                                                                    -----
                                                                                    100.0%
                                                                                    =====

           Principal amounts are denominated in U.S. Dollars unless otherwise noted:

IDR        Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2016 aggregated $145,003,771 and $155,355,024, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 23

The following is a summary of the inputs used as of August 31, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                            Level 1         Level 2         Level 3     Total
----------------------------------------------------------------------------------------------------
Common Stocks
  Materials
     Construction Materials                 $        --     $ 3,521,539     $ --        $  3,521,539
     Diversified Metals & Mining                     --       1,850,246       --           1,850,246
  Capital Goods
     Aerospace & Defense                             --       1,969,418       --           1,969,418
     Heavy Electrical Equipment                      --       2,681,086       --           2,681,086
  Transportation
     Airlines                                 1,065,043         574,287       --           1,639,330
     Trucking                                        --         752,820       --             752,820
  Automobiles & Components
     Auto Parts & Equipment                   1,725,897       1,417,718       --           3,143,615
     Tires & Rubber                                  --         505,939       --             505,939
     Automobile Manufacturers                        --       1,592,327       --           1,592,327
  Consumer Durables & Apparel
     Homebuilding                             1,153,082       2,800,584       --           3,953,666
     Apparel, Accessories &
        Luxury Goods                                 --       2,101,722       --           2,101,722
  Consumer Services
     Hotels, Resorts & Cruise Lines                  --       1,658,006       --           1,658,006
     Restaurants                                     --       1,387,483       --           1,387,483
  Media
     Advertising                                     --       2,281,877       --           2,281,877
     Broadcasting                             1,603,720         452,288       --           2,056,008
  Food & Staples Retailing
     Drug Retail                              3,243,689       3,576,188       --           6,819,877
  Food, Beverage & Tobacco
     Soft Drinks                                     --       3,110,326       --           3,110,326
  Health Care Equipment & Services
     Health Care Technology                          --       1,782,892       --           1,782,892
  Pharmaceuticals, Biotechnology &
     Life Sciences
        Biotechnology                           512,387       5,315,356       --           5,827,743
        Pharmaceuticals                      10,703,227       4,791,725       --          15,494,952
  Banks
     Diversified Banks                        5,755,984         848,016       --           6,604,000
     Regional Banks                           3,400,104         985,791       --           4,385,895
  Diversified Financials
     Specialized Finance                      3,231,374         895,253       --           4,126,627
  Real Estate
     Diversified Real Estate Activities              --       3,211,541       --           3,211,541
     Real Estate Services                            --         429,257       --             429,257
  Technology Hardware & Equipment
     Computer Hardware Storage &
        Peripherals                                  --       1,888,755       --           1,888,755
     Electronic Components                           --         741,341       --             741,341
     Electronic Manufacturing Services               --         205,048       --             205,048
  Semiconductors & Semiconductor
     Equipment
        Semiconductors                        2,708,306       5,498,770       --           8,207,076
  Telecommunication Services
  Wireless Telecommunication
     Services                                        --         870,651       --             870,651
All Other Common Stocks                      58,523,547              --       --          58,523,547
Foreign Government Bond                              --       1,103,825       --           1,103,825
----------------------------------------------------------------------------------------------------
Total                                       $93,626,360     $60,802,075     $ --        $154,428,435
====================================================================================================

During the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/16

Statement of Assets and Liabilities | 8/31/16

ASSETS:
  Investment in securities (cost $140,266,000)                                $154,428,435
  Foreign currencies, at value (cost $99,481)                                       98,421
  Restricted cash*                                                                 100,956
  Receivables --
     Investment securities sold                                                  7,990,019
     Fund shares sold                                                               43,074
     Dividends                                                                     360,560
     Interest                                                                       24,071
  Other assets                                                                      25,151
------------------------------------------------------------------------------------------
        Total assets                                                          $163,070,687
==========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                          $  1,241,254
     Fund shares repurchased                                                       167,658
     Trustee fees                                                                    1,201
  Due to custodian                                                                 741,479
  Due to affiliates                                                                 39,053
  Accrued expenses                                                                 142,071
------------------------------------------------------------------------------------------
        Total liabilities                                                     $  2,332,716
==========================================================================================
NET ASSETS:
  Paid-in capital                                                             $152,262,065
  Undistributed net investment income                                            1,717,208
  Accumulated net realized loss on investments, futures contracts,
     written options and foreign currency transactions                          (7,391,378)
  Net unrealized appreciation on investments                                    14,162,435
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (12,359)
------------------------------------------------------------------------------------------
        Total net assets                                                      $160,737,971
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $74,333,311/5,532,818 shares)                             $      13.43
  Class C (based on $12,170,495/927,103 shares)                               $      13.13
  Class K (based on $52,221,804/3,875,940 shares)                             $      13.47
  Class R (based on $14,562,183/1,090,269 shares)                             $      13.36
  Class Y (based on $7,450,178/551,813 shares)                                $      13.50
MAXIMUM OFFERING PRICE:
  Class A ($13.43 (divided by) 94.25%)                                        $      14.25
==========================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 25

Statement of Operations

For the Year Ended 8/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $218,046)                  $ 3,912,164
  Interest                                                                   117,457
---------------------------------------------------------------------------------------------------
        Total investment income                                                         $ 4,029,621
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $ 1,264,825
  Transfer agent fees
     Class A                                                                  94,135
     Class C                                                                  12,636
     Class K                                                                      52
     Class R                                                                      43
     Class Y                                                                     302
  Distribution fees
     Class A                                                                 188,001
     Class C                                                                 129,337
     Class R                                                                  47,523
  Shareholder communications expense                                         180,891
  Administrative expense                                                      94,667
  Custodian fees                                                              44,079
  Registration fees                                                           27,206
  Professional fees                                                           70,628
  Printing expense                                                            35,039
  Fees and expenses of nonaffiliated Trustees                                  7,758
  Miscellaneous                                                               15,285
---------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 2,212,407
     Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                                        (260,446)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 1,951,961
---------------------------------------------------------------------------------------------------
        Net investment income                                                           $ 2,077,660
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                         $(7,565,264)
     Futures contracts                                                       291,711
     Written options                                                          33,025
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   (100,461)   $(7,340,989)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                         $10,619,001
     Other assets and liabilities denominated in foreign currencies           14,267    $10,633,268
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts, written options and foreign currency transactions                       $ 3,292,279
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $ 5,369,939
===================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/16

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                      Year Ended       Year Ended
                                                                      8/31/16          8/31/15
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  2,077,660     $  1,304,453
Net realized gain (loss) on investments, futures contracts, total
  return swap, written options, and foreign currency transactions       (7,340,989)      10,505,297
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      10,633,268      (20,554,877)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                               $  5,369,939     $ (8,745,127)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.08 and $0.38 per share, respectively)                   $   (471,470)    $ (2,165,744)
  Class C ($0.00 and $0.30 per share, respectively)                             --         (252,529)
  Class K ($0.15 and $0.00 per share, respectively)**                     (589,987)              --
  Class R ($0.13 and $0.00 per share, respectively)***                     (76,329)              --
  Class Y ($0.15 and $0.45 per share, respectively)                       (271,227)      (2,272,661)
---------------------------------------------------------------------------------------------------
        Total distributions to shareowners                            $ (1,409,013)    $ (4,690,934)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sale or exchange of shares                          $ 33,783,592     $121,389,969
Reinvestment of distributions                                              658,359        2,627,476
Cost of shares repurchased                                             (48,756,116)     (97,010,855)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from Fund
        share transactions                                            $(14,314,165)    $ 27,006,590
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                            $(10,353,239)    $ 13,570,529
NET ASSETS:
Beginning of year                                                     $171,091,210     $157,520,681
---------------------------------------------------------------------------------------------------
End of year                                                           $160,737,971     $171,091,210
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                   $  1,717,208     $  1,034,603
===================================================================================================

(a) At August 31, 2016, Pioneer Asset Allocation Trust owned 32.7% of the value of outstanding shares of Pioneer Global Equity Fund.

**  Class K shares commenced operations on December 31, 2014.

*** Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 27

---------------------------------------------------------------------------------------------------
                                    Year Ended      Year Ended        Year Ended      Year Ended
                                    8/31/16         8/31/16           8/31/15         8/31/15
                                    Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                            911,559      $ 11,889,430       1,540,016      $ 21,741,127
Reinvestment of distributions           33,914           450,034         152,847         2,090,959
Less shares repurchased             (1,344,828)      (17,206,097)     (1,217,019)      (17,064,588)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)          (399,355)     $ (4,866,633)        475,844      $  6,767,498
===================================================================================================
Class B*
Shares sold or exchanged                    --      $         --              --      $         --
Reinvestment of distributions               --                --              --                --
Less shares repurchased                     --                --        (149,799)       (2,044,742)
---------------------------------------------------------------------------------------------------
     Net decrease                           --      $         --        (149,799)     $ (2,044,742)
===================================================================================================
Class C
Shares sold                            222,781      $  2,826,420         625,499      $  8,578,097
Reinvestment of distributions               --                --          17,966           241,637
Less shares repurchased               (360,772)       (4,537,583)       (189,906)       (2,624,849)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)          (137,991)     $ (1,711,163)        453,559      $  6,194,885
===================================================================================================
Class K**
Shares sold                                 --      $         --       4,271,583      $ 57,908,556
Reinvestment of distributions               --                --              --                --
Less shares repurchased               (290,122)       (3,661,494)       (105,521)       (1,492,962)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)          (290,122)     $ (3,661,494)      4,166,062      $ 56,415,594
===================================================================================================
Class R***
Shares sold                          1,056,022      $ 13,514,533         181,756      $  2,526,092
Reinvestment of distributions               --                --              --                --
Less shares repurchased               (143,077)       (1,834,686)         (4,432)          (62,198)
---------------------------------------------------------------------------------------------------
     Net increase                      912,945      $ 11,679,847         177,324      $  2,463,894
===================================================================================================
Class Y
Shares sold                            426,331      $  5,553,209       2,156,949      $ 30,636,097
Reinvestment of distributions           15,675           208,325          21,508           294,880
Less shares repurchased             (1,713,296)      (21,516,256)     (5,339,157)      (73,721,516)
---------------------------------------------------------------------------------------------------
     Net decrease                   (1,271,290)     $(15,754,722)     (3,160,700)     $(42,790,539)
===================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

**  Class K shares commenced operations on December 31, 2014.

*** Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/16

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                             Year        Year       Year      Year      Year
                                                             Ended       Ended      Ended     Ended     Ended
                                                             8/31/16     8/31/15    8/31/14   8/31/13   8/31/12
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 13.00     $ 14.05    $ 11.31   $  9.64   $  9.27
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(a)  $  0.07    $  0.27   $  0.15   $  0.17
   Net realized and unrealized gain (loss) on investments       0.37       (0.74)      2.67      1.68      0.33
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.51     $ (0.67)   $  2.94   $  1.83   $  0.50
-----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.08)    $ (0.38)   $ (0.20)  $ (0.16)  $ (0.13)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.43     $ (1.05)   $  2.74   $  1.67   $  0.37
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.43     $ 13.00    $ 14.05   $ 11.31   $  9.64
=================================================================================================================
Total return*                                                   3.92%      (4.88)%    26.13%    19.17%     5.50%
Ratio of net expenses to average net assets                     1.30%       1.30%      1.30%     1.30%     1.30%
Ratio of net investment income (loss) to average net assets     1.08%       0.60%      2.01%     1.35%     1.71%
Portfolio turnover rate                                           88%        109%       121%      160%      152%
Net assets, end of period (in thousands)                     $74,333     $77,115    $76,638   $62,996   $56,970
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.45%       1.50%      1.56%     1.67%     1.72%
   Net investment income (loss) to average net assets           0.94%       0.40%      1.75%     0.98%     1.29%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 29

--------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year      Year      Year
                                                             Ended        Ended        Ended     Ended     Ended
                                                             8/31/16      8/31/15      8/31/14   8/31/13   8/31/12
--------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  12.72     $ 13.78      $ 11.11   $  9.47   $  9.09
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.04(b)  $ (0.08)(a)  $  0.14   $  0.05   $  0.10
   Net realized and unrealized gain (loss) on investments        0.37       (0.68)        2.63      1.66      0.31
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.41     $ (0.76)     $  2.77   $  1.71   $  0.41
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $     --     $ (0.30)     $ (0.10)  $ (0.07)  $ (0.03)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.41     $ (1.06)     $  2.67   $  1.64   $  0.38
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.13     $ 12.72      $ 13.78   $ 11.11   $  9.47
====================================================================================================================
Total return*                                                    3.22%      (5.60)%      24.98%    18.11%     4.56%
Ratio of net expenses to average net assets                      2.03%       2.05%        2.20%     2.20%     2.20%
Ratio of net investment income (loss) to average net assets      0.35%      (0.14)%       1.13%     0.45%     0.82%
Portfolio turnover rate                                            88%        109%         121%      160%      152%
Net assets, end of period (in thousands)                     $ 12,170     $13,552      $ 8,427   $ 6,516   $ 5,682
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          2.16%       2.21%        2.35%     2.51%     2.53%
   Net investment income (loss) to average net assets            0.22%      (0.30)%       0.98%     0.14%     0.49%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/16

--------------------------------------------------------------------------------------
                                                             Year        12/31/14
                                                             Ended       to
                                                             8/31/16     8/31/15
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 13.03     $  13.51
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.21(a)  $   0.11
  Net realized and unrealized gain (loss) on investments        0.38        (0.59)
--------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.59     $  (0.48)
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.15)    $     --
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.44     $  (0.48)
--------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.47     $  13.03
======================================================================================
Total return*                                                   4.51%       (3.55)%***
Ratio of net expenses to average net assets                     0.79%        0.79%**
Ratio of net investment income (loss) to average net assets     1.58%        1.44%**
Portfolio turnover rate                                           88%         109%
Net assets, end of period (in thousands)                     $52,222     $ 54,305
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          0.92%        0.95%**
  Net investment income (loss) to average net assets            1.45%        1.28%**
======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 31

-------------------------------------------------------------------------------------
                                                             Year        7/1/15
                                                             Ended       to
                                                             8/31/16     8/31/15
-------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 12.99     $  14.08
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.13(a)  $   0.00(b)
  Net realized and unrealized gain (loss) on investments        0.37        (1.09)
-------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.50     $  (1.09)
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.13)    $     --
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.37     $  (1.09)
-------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.36     $  12.99
=====================================================================================
Total return*                                                   3.85%       (7.74)%***
Ratio of net expenses to average net assets                     1.55%        1.38%**
Ratio of net investment income (loss) to average net assets     1.04%        0.25%**
Portfolio turnover rate                                           88%         109%
Net assets, end of period (in thousands)                     $14,562     $  2,304
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          1.68%        1.55%**
  Net investment income (loss) to average net assets            0.91%        0.08%**
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or ($0.01) per share.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------------
                                                             Year        Year       Year       Year       Year
                                                             Ended       Ended      Ended      Ended      Ended
                                                             8/31/16     8/31/15    8/31/14    8/31/13    8/31/12
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 13.06     $ 14.12    $ 11.37    $  9.69    $  9.32
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.20(a)  $  0.01    $  0.37    $  0.20    $  0.21
   Net realized and unrealized gain (loss) on investments       0.39       (0.62)      2.63       1.69       0.34
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.59     $ (0.61)   $  3.00    $  1.89    $  0.55
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.15)    $ (0.45)   $ (0.25)   $ (0.21)   $ (0.18)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.44     $ (1.06)   $  2.75    $  1.68    $  0.37
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.50     $ 13.06    $ 14.12    $ 11.37    $  9.69
==================================================================================================================
Total return*                                                   4.50%      (4.48)%    26.66%     19.75%      6.09%
Ratio of net expenses to average net assets                     0.80%       0.80%      0.80%      0.80%      0.80%
Ratio of net investment income (loss) to average net assets     1.55%       0.85%      2.58%      1.85%      2.22%
Portfolio turnover rate                                           88%        109%       121%       160%       152%
Net assets, end of period (in thousands)                     $ 7,450     $23,815    $70,384    $71,726    $60,214
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.08%       0.96%      0.95%      1.00%      0.97%
   Net investment income (loss) to average net assets           1.27%       0.69%      2.43%      1.65%      2.05%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 33

Notes to Financial Statements | 8/31/16

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 31, 2014. Class R shares commenced operations on July 1, 2015. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

34 Pioneer Global Equity Fund | Annual Report | 8/31/16

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

    Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

    Cash may include overnight deposits at approved financial institutions.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.
    Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 35 supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

    At August 31, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

36 Pioneer Global Equity Fund | Annual Report | 8/31/16

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2016, the Fund reclassified $13,958 to increase undistributed net investment income, $16,251,515 to decrease accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions and $16,265,473 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At August 31, 2016, the Fund was permitted to carry forward indefinitely $6,514,026 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions during the years ended August 31, 2016 and August 31, 2015, were as follows:

    ---------------------------------------------------------------------------
                                                   2016                    2015
    ---------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                          $1,409,013              $4,690,934
    ---------------------------------------------------------------------------
          Total                              $1,409,013              $4,690,934
    ===========================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2016:

    ---------------------------------------------------------------------------
                                                                          2016
    ---------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 1,717,208
    Capital loss carryforward                                       (6,514,026)
    Net unrealized appreciation                                     13,272,724
    ---------------------------------------------------------------------------
          Total                                                    $ 8,475,906
    ===========================================================================

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 37

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,677 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2016.

E.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments (See Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

38 Pioneer Global Equity Fund | Annual Report | 8/31/16

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2016, was $100,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the year ended August 31, 2016, was $(31,010). There were no futures contracts outstanding at August 31, 2016.

I.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 39 on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the year ended August 31, 2016, was $(1,108). There were no written options outstanding at August 31, 2016.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,966 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2016.

40 Pioneer Global Equity Fund | Annual Report | 8/31/16

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $110,872
Class C                                                                   17,961
Class K                                                                       26
Class R                                                                   24,147
Class Y                                                                   27,885
--------------------------------------------------------------------------------
  Total:                                                                $180,891
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,087 in distribution fees payable to PFD at August 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 41
services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2016, CDSCs in the amount of $1,262 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2016, the Fund had no borrowings under the credit facility.

6. Forward Foreign Currency Contracts

During the year ended August 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended August 31, 2016 was $(189,397). There were no open forward foreign currency contracts outstanding at August 31, 2016.

42 Pioneer Global Equity Fund | Annual Report | 8/31/16

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2016, was as follows:

--------------------------------------------------------------------------------------------------
                                                    Foreign
Statement of              Interest     Credit       Exchange         Equity             Commodity
Operations                Rate Risk    Risk         Rate Risk        Risk               Risk
--------------------------------------------------------------------------------------------------
Net realized gain
  (loss) on:
  Futures contracts       $--          $--          $249,383         $42,328            $--
  Written options          --           --                --          33,025             --
  Forward foreign
    currency contracts*    --           --           (35,075)             --             --
--------------------------------------------------------------------------------------------------
    Total Value           $--          $--          $214,308         $75,353            $--
==================================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V
and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Equity Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, as of August 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 24, 2016

44 Pioneer Global Equity Fund | Annual Report | 8/31/16

Additional Information (unaudited)

For the year ended August 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2016 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 83.26%.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer Global Equity Fund | Annual Report | 8/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since       Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board        2006.               present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
and Trustee                  Serves until a      Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                             successor trustee   Inc. (technology products for securities       processing provider for financial
                             is elected or       lending industry); and Senior Executive Vice   services industry) (2009 -
                             earlier retirement  President, The Bank of New York (financial     present); Director, Quadriserv,
                             or removal.         and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                Commissioner, New Jersey State
                                                                                                Civil Service Commission (2011 -
                                                                                                present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since       Managing Partner, Federal City Capital         Director of New York Mortgage Trust
Trustee                      2005.               Advisors (corporate advisory services          (publicly-traded mortgage REIT)
                             Serves until a      company) (1997 - 2004 and 2008 - present);     (2004 - 2009, 2012 - present);
                             successor trustee   Interim Chief Executive Officer, Oxford        Director of The Swiss Helvetia
                             is elected or       Analytica, Inc. (privately-held research and   Fund, Inc. (closed-end fund) (2010
                             earlier retirement  consulting company) (2010); Executive Vice     - present); Director of Oxford
                             or removal.         President and Chief Financial Officer,         Analytica, Inc. (2008 - present);
                                                 I-trax, Inc. (publicly traded health care      and Director of Enterprise
                                                 services company) (2004 - 2007); and           Community Investment, Inc.
                                                 Executive Vice President and Chief Financial   (privately-held affordable housing
                                                 Officer, Pedestal Inc. (internet-based         finance company) (1985 - 2010)
                                                 mortgage trading company) (2000 - 2002);
                                                 Private consultant (1995 - 1997), Managing
                                                 Director, Lehman Brothers (investment banking
                                                 firm) (1992 - 1995); and Executive, The World
                                                 Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since       William Joseph Maier Professor of Political    Trustee, Mellon Institutional Funds
Trustee                      2008.               Economy, Harvard University (1972 - present)   Investment Trust and Mellon
                             Serves until a                                                     Institutional Funds Master
                             successor trustee                                                  Portfolio (oversaw 17 portfolios in
                             is elected or                                                      fund complex) (1989 - 2008)
                             earlier retirement
                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since       Founding Director, Vice President and          None
Trustee                      2005.               Corporate Secretary, The Winthrop Group, Inc.
                             Serves until a      (consulting firm) (1982 - present); Desautels
                             successor trustee   Faculty of Management, McGill University
                             is elected or       (1999 - present); and Manager of Research
                             earlier             Operations and Organizational Learning, Xerox
                             retirement or       PARC, Xerox's advance research center (1990 -
                             removal.            1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since       President and Chief Executive Officer,         Director of New America High Income
Trustee                      2005.               Newbury Piret Company (investment banking      Fund, Inc. (closed-end investment
                             Serves until a      firm) (1981 - present)                         company) (2004 - present); and
                             successor trustee                                                  Member, Board of Governors,
                             is elected or                                                      Investment Company Institute (2000
                             earlier                                                            - 2006)
                             retirement or
                             removal.
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since       Consultant (investment company services)       None
Trustee                      2014.               (2012 - present); Executive Vice President,
                             Serves until a      BNY Mellon (financial and investment company
                             successor trustee   services) (1969 - 2012); Director, BNY
                             is elected or       International Financing Corp. (financial
                             earlier             services) (2002 - 2012); and Director, Mellon
                             retirement or       Overseas Investment Corp. (financial
                             removal.            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Global Equity Fund | Annual Report | 8/31/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since       Director and Executive Vice President (since   None
Trustee                      2014.               2008) and Chief Investment Officer, U.S.
                             Serves until a      (since 2010) of PIM-USA; Executive Vice
                             successor trustee   President of Pioneer (since 2008); Executive
                             is elected or       Vice President of Pioneer Institutional
                             earlier             Asset Management, Inc. (since 2009); and
                             retirement or       Portfolio Manager of Pioneer (since 1999)
                             removal.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 49

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.         (healthcare workers union pension funds)       investment companies (5
                                                 (2001 - present); Vice President -             portfolios) (Sept. 2015 - present)
                                                 International Investments Group, American
                                                 International Group, Inc. (insurance
                                                 company) (1993 - 2001); Vice President
                                                 Corporate Finance and Treasury Group,
                                                 Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton,
                                                 Inc. (investment bank) (1987 - 1988); and
                                                 Mortgage Strategies Group, Drexel Burnham
                                                 Lambert, Ltd. (investment bank) (1986 -
                                                 1987)
------------------------------------------------------------------------------------------------------------------------------------

**  Ms. Monchak is a non-voting advisory trustee.

50 Pioneer Global Equity Fund | Annual Report | 8/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)           Since 2014. Serves  Chair, Director, CEO and President of Pioneer  Trustee of Pioneer closed-end
President and                at the discretion   Investment Management-USA (since September     investment companies (5
Chief Executive Officer      of the Board.       2014); Chair, Director, CEO and President of   portfolios) (Sept. 2015 - present)
                                                 Pioneer Investment Management, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Pioneer Funds Distributor, Inc.
                                                 (since September 2014); Chair, Director, CEO
                                                 and President of Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014); and
                                                 Chair, Director, and CEO of Pioneer
                                                 Investment Management Shareholder Services,
                                                 Inc. (since September 2014); Managing
                                                 Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); and Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)   Since 2005. Serves  Vice President and Associate General Counsel   None
Secretary and                at the discretion   of Pioneer since January 2008; Secretary and
Chief Legal Officer          of the Board.       Chief Legal Officer of all of the Pioneer
                                                 Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003
                                                 to May 2010; and Vice President and Senior
                                                 Counsel of Pioneer from July 2002 to December
                                                 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)       Since 2010. Serves  Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion   December 2006 and Assistant Secretary of all
                             of the Board.       the Pioneer Funds since June 2010; Manager -
                                                 Fund Governance of Pioneer from December 2003
                                                 to November 2006; and Senior Paralegal of
                                                 Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves  Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion   Assistant Secretary of all the Pioneer Funds
                             of the Board.       since June 2010; and Counsel of Pioneer from
                                                 June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves  Vice President - Fund Treasury of Pioneer;     None
Treasurer and                at the discretion   Treasurer of all of the Pioneer Funds since
Chief Financial and          of the Board.       March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                               March 2004 to February 2008; and Assistant
                                                 Treasurer of all of the Pioneer Funds from
                                                 March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/16 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2005. Serves  Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion   Assistant Treasurer of all of the Pioneer
                             of the Board.       Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2005. Serves  Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion   Pioneer; and Assistant Treasurer of all of
                             of the Board.       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves  Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion   of Pioneer since November 2008; Assistant
                             of the Board.       Treasurer of all of the Pioneer Funds since
                                                 January 2009; and Client Service Manager -
                                                 Institutional Investor Services at State
                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves  Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion   all the Pioneer Funds since March 2010;
                             of the Board.       Chief Compliance Officer of Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Pioneer since October 2005;
                                                 and Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003
                                                 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)         Since 2006. Serves  Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion   Pioneer and Anti-Money Laundering Officer of
Officer                      of the Board.       all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Global Equity Fund | Annual Report | 8/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19431-10-1016


                         Pioneer High Income
                         Municipal Fund

--------------------------------------------------------------------------------
                         Annual Report | August 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PIMAX
                         Class C     HICMX
                         Class Y     HIMYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          28

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       43

Trustees, Officers and Service Providers                                      45

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 proprietary research, careful risk management, and a long-term perspective.
We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
August 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/16 3

Portfolio Management Discussion | 8/31/16

High-yield municipal bonds delivered strong performance over the 12-month period ended August 31, 2016, as persistent investor demand drove up municipal bond prices. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, a vice president and a portfolio manager at Pioneer, manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended August 31, 2016?

A Pioneer High Income Municipal Fund's Class A shares returned 10.90% during the 12-month period ended August 31, 2016, while the Fund's benchmark, the Bloomberg Barclays High Yield Municipal Bond Index (the Bloomberg Barclays Index), returned 13.38%. During the same period, the average return of the 155 mutual funds in Lipper's High-Yield Municipal Debt Funds category was 9.83%, and the average return of the 200 mutual funds in Morningstar's High-Yield Municipal Funds category was 9.77%.

Q How would you describe the market environment for municipal bond investors during the 12-month period ended August 31, 2016?

A Prices of higher-yielding municipal bonds generally rose over the 12 months as income-oriented investors found few attractive alternatives during a period that saw interest rates in the taxable bond market continue to hover at extraordinarily low levels. At the same time, greater fiscal austerity by many states and municipalities served to reduce the levels of new municipal bond issuance during the period. Very often, what little new issuance that did appear in the market simply became vehicles through which to refinance older bonds at lower interest rates.

Q What types of Fund investments or strategies had notable effects on benchmark-relative performance during the 12-month period ended August 31, 2016?

A The Fund generated a healthy return in absolute terms during the period, although performance did lag that of the Bloomberg Barclays Index. Most of the Fund's benchmark-relative underperformance derived from the portfolio's significant underweight exposure to bonds of Puerto Rican-based issuers.
     We have largely avoided purchasing such bonds because of the continued weakening of investment fundamentals in the Commonwealth of Puerto Rico, which defaulted on its general obligation debt in July 2016. Puerto Rico's finances had steadily deteriorated over time,

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 owing to the loss of many of its better-educated workers, falling public revenues, rising unemployment, and mounting unfunded liabilities of its pension funds. Over the 12-month period, debt of Puerto Rican-based issuers represented about 23% of the Blomberg Barclays Index, while the Fund's average exposure was about one-tenth of that (2.3% to 2.4%). Despite Puerto Rico's fiscal problems and debt default, the high-yield bonds of Puerto Rican issuers nevertheless produced robust returns during the 12-month period as the distressed prices of the debt instruments drew the attention of bargain-hunting investors. However, we kept to our long-term commitment to invest the Fund in bonds of issuers that we believe have fundamentally sound financial backing and the potential to offer long-term investment value. While the portfolio's underweight to Puerto Rico was the main factor in the Fund's benchmark-relative underperformance during the period, underweights to the troubled credits of the City of Chicago, the Chicago Board of Education, and the State of Illinois also hampered relative returns. Because of their well-documented financial problems, the Fund had no exposure to the debt of any of those issuers, which together accounted for about 6% of the Bloomberg Barclays Index. As with Puerto Rico, though, the debt of the three Illinois issuers also performed well during the period and the portfolio's underexposure detracted from benchmark-relative results.

The Fund's overweighted position in special revenue bonds backed by proceeds from tobacco liability settlements (tobacco bonds) had a substantial positive influence on benchmark-relative performance during the period. Over the 12 months, we emphasized owning tobacco bonds, and the Fund was overweight by roughly 3% compared with the benchmark as of August 31, 2016. We find tobacco bonds attractive because of their generous yields, strong fundamentals, and high levels of liquidity.

Individual investments that helped the Fund's benchmark-relative results during the period included debt backed by a correctional facility in Otero County, New Mexico, and by the Esperanza Academy, a charter school in Philadelphia. On the negative side, individual holdings that detracted from relative performance included bonds backed by revenues from a wood pellet factory in Sanger, Texas, and by general revenue bonds issued by Tensas Parish, Louisiana.

In general, we tend to avoid investing the Fund in general obligation bonds, as we prefer project revenue bonds supported by designated revenue streams generated by specific programs or projects, such as tobacco bonds and the debt of health care, educational, or transportation facilities. At the end of the fiscal period on August 31, 2016, general obligation bonds accounted for just over 4% of the portfolio's investments.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/16 5

Q What factors affected the Fund's yield, or distributions to shareholders during the 12-month period ended August 31, 2016?

A The Fund's yield declined during the 12 months, as rising bond prices led to lower effective yields in the high-yield municipal market. In addition, as issuers called back municipal debt and refinanced with new debt, the coupons on the newly issued bonds almost inevitably were lower than the yields on the original bonds. For example, during the 12-month period we saw one bond holding with an 8% coupon, backed by revenues of a senior living center, called back and replaced by a new issue with a 5% coupon.

Q Did the Fund invest in any derivative securities during the 12-month period ended August 31, 2016?

A No, the Fund had no investments in any derivative securities during the period.

Q    What is your investment outlook?

A We think the domestic backdrop should continue to support the high-yield municipal market in the coming months. All indications are that the economy
     - spurred by expansion of the employment market and new gains in household income - should grow at a moderate pace of perhaps 2.00% through the end of the year, as measured by gross domestic product. Such an environment should support investor demand for municipals, while underpinning the creditworthiness of high-yield municipal bonds. While the U.S. Federal Reserve may raise short-term interest rates by 25 basis points (one-quarter of one percentage point) before the end of 2016, we think such a modest and widely anticipated hike will not be enough to cause any significant market or economic disruptions. The looming presidential election does add some uncertainty to the outlook; however, we do not think the election results are likely to have a significant impact on the high-yield municipal market, as investors are likely to continue to seek out products with healthy yields and tax advantages.

     We expect to maintain our emphasis on building a well-diversified* portfolio of investments, concentrated in prudently structured project revenue bonds issued by financially sound states, municipalities, and public agencies.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Please refer to the Schedule of Investments on pages 15-27 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/16 7

Portfolio Summary | 8/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Special Revenues                                                           30.9%
Health                                                                     26.6%
Education                                                                  19.8%
Various Revenues                                                            9.0%
Pollution Control Revenue                                                   4.9%
General Obligation                                                          4.9%
Transportation                                                              1.9%
Housing                                                                     1.3%
Escrowed                                                                    0.4%
Insured                                                                     0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1. District of Columbia Tobacco Settlement Financing Corp., 6/15/46                          2.58%
---------------------------------------------------------------------------------------------------
 2. Sanger Industrial Development Corp., Texas Pellets Project Series B, 8.0%, 7/1/38         2.34
---------------------------------------------------------------------------------------------------
 3. City of Philippi West Virginia, Alderson Broaddus, 7.75%, 10/1/44                         2.32
---------------------------------------------------------------------------------------------------
 4. Commonwealth of Puerto Rico, 8.0%, 7/1/35                                                 2.13
---------------------------------------------------------------------------------------------------
 5. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                                 1.94
---------------------------------------------------------------------------------------------------
 6. Washington State Housing Finance Commission, Skyline at First Hill
    Project Series A, 5.625%, 1/1/38 (Pre Refunded)                                           1.86
---------------------------------------------------------------------------------------------------
 7. Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                               1.76
---------------------------------------------------------------------------------------------------
 8. Golden State Tobacco Securitization Corp., 5.75%, 6/1/47                                  1.74
---------------------------------------------------------------------------------------------------
 9. Pennsylvania Economic Development Financing Authority, American Airways
    Group Series B, 8.0%, 5/1/29                                                              1.53
---------------------------------------------------------------------------------------------------
10. Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47                            1.44
---------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Prices and Distributions | 8/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          8/31/16                      8/31/15
--------------------------------------------------------------------------------
           A                             $7.59                        $7.22
--------------------------------------------------------------------------------
           C                             $7.59                        $7.22
--------------------------------------------------------------------------------
           Y                             $7.49                        $7.12
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-8/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term         Long-Term
         Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $0.3980                $--                $--
--------------------------------------------------------------------------------
           C              $0.3416                $--                $--
--------------------------------------------------------------------------------
           Y              $0.4059                $--                $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/16 9

Performance Update | 8/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                    Bloomberg
                Net      Public     Barclays
                Asset    Offering   High Yield
                Value    Price      Municipal
Period          (NAV)    (POP)      Bond Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)       3.47%   2.99%       4.85%
5 Years          5.90    4.92        7.59
1 Year          10.90    5.91       13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High Income   Bloomberg Barclays High Yield
                Municipal Fund        Municipal Bond Index
10/06           $ 9,550               $10,000
8/07            $ 9,662               $10,076
8/08            $ 9,184               $ 9,635
8/09            $ 7,861               $ 8,750
8/10            $ 9,838               $10,682
8/11            $10,018               $11,051
8/12            $11,144               $12,752
8/13            $10,669               $12,253
8/14            $11,470               $14,060
8/15            $12,030               $14,050
8/16            $13,342               $15,929

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    High Yield
                If       If         Municipal
Period          Held     Redeemed   Bond Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)       2.63%    2.63%      4.85%
5 Years          5.11     5.11       7.59
1 Year          10.07    10.07      13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High Income   Bloomberg Barclays High Yield
                Municipal Fund        Municipal Bond Index
10/06           $10,000               $10,000
8/07            $10,026               $10,076
8/08            $ 9,430               $ 9,635
8/09            $ 7,999               $ 8,750
8/10            $ 9,928               $10,682
8/11            $10,046               $11,051
8/12            $11,094               $12,752
8/13            $10,541               $12,253
8/14            $11,263               $14,060
8/15            $11,708               $14,050
8/16            $12,886               $15,929

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 11

Performance Update | 8/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                             Bloomberg
                Net          Barclays
                Asset        High Yield
                Value        Municipal
Period          (NAV)        Bond Index
--------------------------------------------------------------------------------
Life of Class
(10/17/06)       3.47%        4.85%
5 Years          6.07         7.59
1 Year          11.17        13.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer High Income   Bloomberg Barclays High Yield
                Municipal Fund        Municipal Bond Index
10/06           $5,000,000            $5,000,000
8/07            $5,040,643            $5,037,963
8/08            $4,765,972            $4,817,672
8/09            $4,084,381            $4,374,981
8/10            $5,094,276            $5,340,982
8/11            $5,197,079            $5,525,277
8/12            $5,790,897            $6,376,035
8/13            $5,556,051            $6,126,737
8/14            $5,983,213            $7,029,878
8/15            $6,277,406            $7,024,878
8/16            $6,978,775            $7,964,687

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------
Share Class                                A               C              Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00       $1,000.00      $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------
Ending Account Value                   $1,057.20       $1,051.89      $1,057.05
(after expenses) on 8/31/16
--------------------------------------------------------------------------------
Expenses Paid                          $    4.50       $    8.41      $    3.67
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.63% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2016, through August 31, 2016.

--------------------------------------------------------------------------------
Share Class                                A               C               Y
--------------------------------------------------------------------------------
Beginning Account                      $1,000.00       $1,000.00      $1,000.00
Value on 3/1/16
--------------------------------------------------------------------------------
Ending Account Value                   $1,020.76       $1,016.94      $1,021.57
(after expenses) on 8/31/16
--------------------------------------------------------------------------------
Expenses Paid                          $    4.42       $    8.26      $    3.61
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.63% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Schedule of Investments | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               CORPORATE BOND -- 0.5%
                               DIVERSIFIED FINANCIALS -- 0.5%
                               Specialized Finance -- 0.5%
   3,125,000                   Texas Pellets, Inc., 8.0%, 12/31/16 (144A)                      $   3,125,000
------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BOND
                               (Cost $3,125,000)                                               $   3,125,000
------------------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 98.9% (e)
                               Alaska -- 0.6%
   3,700,000                   Northern Tobacco Securitization Corp., 5.0%, 6/1/46             $   3,621,190
------------------------------------------------------------------------------------------------------------
                               Arizona -- 1.5%
   4,000,000                   The Industrial Development Authority of the City of
                               Phoenix, Deer Valley Veterans Assisted Living,
                               5.125%, 7/1/36                                                  $   3,994,760
   1,000,000                   The Industrial Development Authority of the County of
                               Pima, Desert hights Charter, 7.0%, 5/1/34                           1,097,290
   3,000,000                   The Industrial Development Authority of the County of
                               Pima, Desert hights Charter, 7.25%, 5/1/44                          3,328,470
     700,000                   The Industrial Development Authority of the County of
                               Pima, Legacy Traditional School Project, 8.5%, 7/1/39
                               (Pre-Refunded)                                                        833,399
     490,000                   The Industrial Development Authority of the County of
                               Pima, Paradise Eduation Center, 6.0%, 6/1/40                          513,035
                                                                                               -------------
                                                                                               $   9,766,954
------------------------------------------------------------------------------------------------------------
                               California -- 11.8%
     175,000                   California County Tobacco Securitization Agency,
                               Gold Country Funding Corp., 5.25%, 6/1/46                       $     175,000
   1,215,000                   California County Tobacco Securitization Agency,
                               Los Angeles County, 6/1/36                                          1,234,233
      30,000                   California County Tobacco Securitization Agency,
                               Merced County, 5.125%, 6/1/38                                          30,001
   5,880,000                   California County Tobacco Securitization Agency,
                               Merced County, 5.25%, 6/1/45                                        5,885,880
   5,160,000                   California County Tobacco Securitization Agency,
                               Sonoma County Corp., 5.125%, 6/1/38                                 5,160,361
   2,385,000                   California County Tobacco Securitization Agency,
                               Sonoma County Corp., 5.25%, 6/1/45                                  2,385,095
   1,300,000                   California Municipal Finance Authority, John Adams
                               Academics Project, 5.25%, 10/1/45                                   1,393,483
   6,300,000                   California Municipal Finance Authority, Santa Rosa
                               Academy Project Series A, 6.0%, 7/1/42                              7,039,620
     500,000                   California Municipal Finance Authority, Santa Rosa
                               Academy Project, 5.125%, 7/1/35                                       553,840
   1,575,000                   California Municipal Finance Authority, Santa Rosa
                               Academy Project, 5.375%, 7/1/45                                     1,761,464
   1,000,000                   California School Finance Authority, 6.0%, View Park
                               Elementary and Middle School, 10/1/49                               1,118,090

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 15

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               California -- (continued)
   3,000,000                   California School Finance Authority, 7.375%,
                               Classical Academies Project, 10/1/43                            $   3,660,390
   3,230,000                   California School Finance Authority, ICEF View Park
                               High School, 7.125%, 10/1/48                                        3,805,328
     830,000                   California School Finance Authority, View Park
                               Elementary and Middle School, 5.625%, 10/1/34                         914,511
   1,475,000                   California School Finance Authority, View Park
                               Elementary and Middle School, 5.875%, 10/1/44                       1,641,203
   1,560,000                   California Statewide Communities Development
                               Authority, California Baptist University, 6.125%, 11/1/33           1,800,396
   4,030,000                   California Statewide Communities Development
                               Authority, California Baptist University, 6.375%, 11/1/43           4,690,557
   2,000,000                   California Statewide Communities Development
                               Authority, Lancer Educational Student Housing
                               Project, 7.5%, 6/1/42                                               2,216,180
     315,559                   California Statewide Communities Development
                               Authority, Microgy Holdings Project, 9.0%, 12/1/38 (c)                      3
     750,000                   City of Roseville California, HP Campus Oaks
                               Community Facility District, 5.0%, 9/1/36                             796,485
   1,550,000                   City of Roseville California, HP Campus Oaks
                               Community Facility District, 5.5%, 9/1/46                           1,691,980
  11,000,000                   Golden State Tobacco Securitization Corp.,
                               5.75%, 6/1/47                                                      11,242,220
   5,810,000                   Golden State Tobacco Securitization Corp., 6/1/37                   5,953,158
   9,000,000                   Inland Empire Tobacco Securitization Authority,
                               6/1/47 (d)                                                          1,150,740
   2,500,000                   Pittsburg Unified School District, 9/1/41
                               (AGM CNTY GTD insured) (d)                                          1,021,600
   1,925,000                   Pittsburg Unified School District, 9/1/42
                               (AGM CNTY GTD insured) (d)                                            757,102
   2,000,000                   River Islands Public Financing Authority, 5.5%, 9/1/45              2,222,160
   1,500,000                   Tobacco Securitization Authority of Northern California,
                               5.375%, 6/1/38                                                      1,499,490
      80,000                   Tobacco Securitization Authority of Northern California,
                               5.5%, 6/1/45                                                           80,003
   4,395,000                   Tobacco Securitization Authority of Southern California,
                               5.0%, 6/1/37                                                        4,395,176
     350,000                   Tobacco Securitization Authority of Southern California,
                               5.125%, 6/1/46                                                        350,010
                                                                                               -------------
                                                                                               $  76,625,759
------------------------------------------------------------------------------------------------------------
                               Colorado -- 5.3%
   2,345,000                   Castle Oaks Metropolitan District No. 3, 5.5%,
                               12/1/45 (f)                                                     $   2,442,857
   2,860,000                   Castle Oaks Metropolitan District No. 3, 6.25%,
                               12/1/44 (f)                                                         3,086,455
   1,000,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School Loveland Classical, 3.75%, 7/1/26                      996,640

The accompanying notes are a an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Colorado -- (continued)
   1,000,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School University, 5.0%, 12/15/45                       $   1,064,900
   1,250,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School Loveland Classical, 5.0%, 7/1/36                     1,309,275
   2,000,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School Loveland Classical, 5.0%, 7/1/46                     2,077,420
   2,000,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School Rocky Mountain Classical, 8.0%, 9/1/43               2,136,520
   5,000,000                   Colorado Educational & Cultural Facilities Authority,
                               Charter School Rocky Mountain Classical,
                               8.125%, 9/1/48                                                      5,361,300
   2,000,000                   Copperleaf Metropolitan District No. 2, 5.75%,
                               12/1/45 (f)                                                         2,143,380
   2,840,000                   Crystal Crossing Metropolitan District, 5.25%,
                               12/1/40 (f)                                                         2,927,926
   2,575,000                   Great Western Park Metropolitan District No. 2, 5.0%,
                               12/1/46 (f)                                                         2,659,151
     500,000                   Leyden Rock Metropolitan District No. 10, 4.0%,
                               12/1/25 (f)                                                           505,940
     750,000                   Leyden Rock Metropolitan District No. 10, 4.375%,
                               12/1/33 (f)                                                           753,570
   1,250,000                   Leyden Rock Metropolitan District No. 10, 5.0%,
                               12/1/45 (f)                                                         1,285,650
     500,000                   Leyden Rock Metropolitan District No. 10, 7.25%,
                               12/15/45 (f)                                                          497,940
   1,700,000                   Littleton Village Metropolitan District No. 2, 5.375%,
                               12/1/45 (f)                                                         1,760,809
   1,500,000                   Promenade Castle Rock Metropolitan District No. 1,
                               5.75%, 12/1/39 (f)                                                  1,590,975
   1,000,000                   Sterling Ranch Community Authority Board, 5.75%,
                               12/1/45 (MUN GOVT GTD insured)                                      1,030,590
     575,000                   Water Valley Metropolitan District No. 02, 5.25%,
                               12/1/40 (f)                                                           645,719
                                                                                               -------------
                                                                                               $  34,277,017
------------------------------------------------------------------------------------------------------------
                               Connecticut -- 0.5%
   2,885,000                   Town of Hamden Connecticut, Whitney Center Project,
                               7.75%, 1/1/43                                                   $   3,047,137
------------------------------------------------------------------------------------------------------------
                               District of Columbia -- 3.3%
 121,000,000                   District of Columbia Tobacco Settlement Financing
                               Corp., 6/15/46 (d)                                              $  16,650,810
     735,000                   District of Columbia Tobacco Settlement Financing
                               Corp., 6.75%, 5/15/40                                                 760,718
   4,000,000                   District of Columbia, Provident Group Howard
                               Properties, 5.0%, 10/1/45                                           4,071,160
                                                                                               -------------
                                                                                               $  21,482,688
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 17

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Florida -- 2.4%
   5,000,000                   Alachua County Health Facilities Authority, Terraces
                               Bonita Springs Project, 8.125%, 11/15/46                        $   5,977,000
   1,820,000                   County of Liberty Florida, Twin Oaks Project, 8.25%,
                               7/1/28 (c)                                                            270,234
   5,000,000                   Florida Development Finance Corp., Tuscan Isle
                               Champions Gate, 6.375%, 6/1/46                                      5,264,550
   1,000,000                   Florida Development Finance Corp., Tuscan Isle
                               Obligated Group, 7.0%, 6/1/35                                       1,074,570
   3,000,000                   Florida Development Finance Corp., Tuscan Isle
                               Obligated Group, 7.0%, 6/1/45                                       3,223,710
                                                                                               -------------
                                                                                               $  15,810,064
------------------------------------------------------------------------------------------------------------
                               Hawaii -- 0.2%
   1,000,000                   State of Hawaii Department of Budget & Finance,
                               15 Craigside Project, 9.0%, 11/15/44                            $   1,214,610
------------------------------------------------------------------------------------------------------------
                               Illinois -- 3.6%
   2,500,000                   Illinois Finance Authority, Presence Health Newtown,
                               5.0%, 2/15/41                                                   $   2,854,175
   4,213,653           4.00    Illinois Finance Authority, Clare Oaks Project Series B,
                               Floating Rate Note, 11/15/52                                        2,965,358
   2,634,795                   Illinois Finance Authority, Clare Oaks Project Series C1,
                               11/15/52 (d)                                                           93,904
     526,959                   Illinois Finance Authority, Clare Oaks Project Series C2,
                               11/15/52 (d)                                                          143,665
     526,959                   Illinois Finance Authority, Clare Oaks Project Series C3,
                               11/15/52 (d)                                                           90,379
   1,250,000                   Illinois Finance Authority, Norwegian American Hospital,
                               7.625%, 9/15/28                                                     1,369,450
   4,845,000                   Illinois Finance Authority, Norwegian American Hospital,
                               7.75%, 9/15/38                                                      5,627,710
     485,000                   Southwestern Illinois Development Authority,
                               Comprehensive Mental Health Center, 6.2%, 6/1/17                      492,086
   7,020,000                   Southwestern Illinois Development Authority,
                               Comprehensive Mental Health Center, 6.625%, 6/1/37                  7,284,654
   2,315,000                   Southwestern Illinois Development Authority, Village of
                               Sauget Project, 5.625%, 11/1/26                                     2,187,305
                                                                                               -------------
                                                                                               $  23,108,686
------------------------------------------------------------------------------------------------------------
                               Indiana -- 2.4%
   1,750,000                   City of Carmel Indiana, Barrington Carmel Project
                               Series A, 7.0%, 11/15/32                                        $   1,997,642
   2,000,000                   City of Carmel Indiana, Barrington Carmel Project
                               Series A, 7.125%, 11/15/42                                          2,284,820
   2,000,000                   City of Carmel Indiana, Barrington Carmel Project
                               Series A, 7.125%, 11/15/47                                          2,279,000
   3,500,000                   City of Crown Point Indiana, Wittenberg Village Project,
                               8.0%, 11/15/39                                                      3,924,795

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Indiana -- (continued)
   4,000,000                   Hospital Authority of Vigo County, Union Hospital, Inc.,
                               8.0%, 9/1/41 (Pre Refunded)                                     $   4,821,160
                                                                                               -------------
                                                                                               $  15,307,417
------------------------------------------------------------------------------------------------------------
                               Iowa -- 1.7%
   2,285,000                   Iowa Tobacco Settlement Authority, 5.5%, 6/1/42                 $   2,285,069
   5,290,000                   Iowa Tobacco Settlement Authority, 5.6%, 6/1/34                     5,327,876
   3,705,000                   Iowa Tobacco Settlement Authority, 5.625%, 6/1/46                   3,714,559
                                                                                               -------------
                                                                                               $  11,327,504
------------------------------------------------------------------------------------------------------------
                               Maryland -- 0.2%
     995,000                   Maryland Health & Higher Educational Facilities
                               Authority, City Neighbors Series A, 6.75%, 7/1/44               $   1,138,260
------------------------------------------------------------------------------------------------------------
                               Massachusetts -- 2.0%
   3,954,928                   Massachusetts Development Finance Agency, 5.5%,
                               Linden Ponds, Inc., 11/15/46                                    $   3,847,314
   2,000,000                   Massachusetts Development Finance Agency,
                               Adventcare Project Series A, 6.75%, 10/15/37                        2,062,220
     845,000                   Massachusetts Development Finance Agency,
                               Adventcare Project, 7.625%, 10/15/37                                  951,487
   1,235,770                   Massachusetts Development Finance Agency, Linden
                               Ponds, Inc., Series A-1, 6.25%, 11/15/26                            1,315,984
   3,340,294                   Massachusetts Development Finance Agency, Linden
                               Ponds, Inc., Series A-1, 6.25%, 11/15/39                            3,520,269
   1,116,746                   Massachusetts Development Finance Agency, Linden
                               Ponds, Inc., Series B, 11/15/56 (d)                                     6,198
   1,440,000           0.50    Massachusetts Health & Educational Facilities
                               Authority, Harvard University Series B, Floating Rate
                               Note, 11/1/49                                                       1,440,000
                                                                                               -------------
                                                                                               $  13,143,472
------------------------------------------------------------------------------------------------------------
                               Michigan -- 6.3%
   1,250,000                   Flint Hospital Building Authority, Hurley Medical Center
                               Series A, 5.25%, 7/1/39                                         $   1,286,762
   1,250,000                   Flint Hospital Building Authority, Hurley Medical Center,
                               7.375%, 7/1/35                                                      1,427,088
   5,485,000                   Flint International Academy, 5.75%, 10/1/37                         5,545,445
     185,000                   Michigan Public Educational Facilities Authority,
                               Dr. Joseph Pollack, 7.25%, 4/1/20                                     197,804
   2,020,000                   Michigan Public Educational Facilities Authority,
                               Dr. Joseph Pollack, 8.0%, 4/1/40                                    2,233,150
   4,295,000                   Michigan Public Educational Facilities Authority, Ltd.,
                               Obligation-David Ellis-West Project, 5.875%, 6/1/37                 4,331,894
   7,135,000           6.75    Michigan Strategic Fund, CFP Michigan Dept Offices
                               Lease B, Floating Rate Note, 3/1/40                                 7,845,147
   4,000,000           6.62    Michigan Strategic Fund, Floating Rate Note, 11/1/41                4,361,880

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 19

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Michigan -- (continued)
     750,000                   Michigan Tobacco Settlement Finance Authority,
                               6.0%, 6/1/34                                                    $     754,538
  11,320,000                   Michigan Tobacco Settlement Finance Authority,
                               6.0%, 6/1/48                                                       11,389,052
   1,250,000                   Michigan Tobacco Settlement Finance Authority,
                               6.875%, 6/1/42                                                      1,287,662
                                                                                               -------------
                                                                                               $  40,660,422
------------------------------------------------------------------------------------------------------------
                               Minnesota -- 1.2%
   2,000,000                   Bloomington Port Authority, Radisson Blu MOA LLC,
                               9.0%, 12/1/35                                                   $   2,207,120
   1,500,000                   City of Brooklyn Park Minnesota, Prairie Seeds Academy
                               Project Series A, 9.25%, 3/1/39 (Pre-Refunded)                      1,593,915
     400,000                   City of Deephaven Minnesota, Eagle Ridge Academy
                               Project, 5.25%, 7/1/37                                                433,472
   1,500,000                   City of Deephaven Minnesota, Eagle Ridge Academy
                               Project, 5.5%, 7/1/50                                               1,640,265
   2,000,000                   City of Ham Lake Minnesota, Da Vinci Academy
                               Project, 5.0%, 7/1/47                                               2,093,340
                                                                                               -------------
                                                                                               $   7,968,112
------------------------------------------------------------------------------------------------------------
                               Mississippi -- 0.3%
     595,000           0.62    Mississippi Business Finance Corp., Chevron USA, Inc.,
                               Floating Rate Note, 12/1/30                                     $     595,000
   1,095,000           0.60    Mississippi Business Finance Corp., Chevron USA, Inc.,
                               Floating Rate Note, 12/1/30                                         1,095,000
                                                                                               -------------
                                                                                               $   1,690,000
------------------------------------------------------------------------------------------------------------
                               Missouri -- 1.7%
   5,645,000                   Community Memorial Hospital District, 6.68%, 12/1/34            $   5,851,551
     500,000                   Kansas City Industrial Development Authority,
                               4.25%, 4/1/26                                                         499,595
   1,000,000                   Kansas City Industrial Development Authority,
                               5.0%, 4/1/36                                                        1,018,260
   1,150,000                   Kansas City Industrial Development Authority,
                               5.0%, 4/1/46                                                        1,148,183
   2,500,000                   Kirkwood Industrial Development Authority, Aberdeen
                               Hrights Series A, 8.25%, 5/15/45                                    2,823,800
                                                                                               -------------
                                                                                               $  11,341,389
------------------------------------------------------------------------------------------------------------
                               New Jersey -- 3.1%
   4,500,000                   New Jersey Health Care Facilities Financing Authority,
                               St. Peters University Hospital, 6.25%, 7/1/35                   $   4,959,360
   6,580,000                   Tobacco Settlement Financing Corp. New Jersey,
                               4.75%, 6/1/34                                                       6,413,921
   9,000,000                   Tobacco Settlement Financing Corp. New Jersey,
                               5.0%, 6/1/41                                                        8,809,110
                                                                                               -------------
                                                                                               $  20,182,391
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               New Mexico -- 1.1%
     110,000                   County of Otero New Mexico, 5.75%, 4/1/18                       $     110,549
      80,000                   County of Otero New Mexico, 6.0%, 4/1/23                               81,521
   7,100,000                   County of Otero New Mexico, 6.0%, 4/1/28                            7,217,434
                                                                                               -------------
                                                                                               $   7,409,504
------------------------------------------------------------------------------------------------------------
                               New York -- 5.0%
     210,000                   Erie Tobacco Asset Securitization Corp., 5.0%, 6/1/38           $     213,148
   2,620,000                   New York Counties Tobacco Trust IV, 5.0%, 6/1/45                    2,610,280
  10,000,000                   New York Counties Tobacco Trust V, 6/1/38 (d)                       2,720,800
   8,030,000                   Suffolk Tobacco Asset Securitization Corp., 6.0%, 6/1/48            8,150,289
   8,000,000                   Suffolk Tobacco Asset Securitization Corp., 6/1/44                  8,509,680
  10,000,000                   The Erie County Industrial Development Agency,
                               Galvstar LLC Project Series A, 10/1/30 (c)(d)                       2,499,100
   8,000,000                   The Erie County Industrial Development Agency,
                               Galvstar LLC Project Series B, 10/1/30 (c)(d)                       1,999,280
   1,795,000                   The Erie County Industrial Development Agency,
                               Galvstar LLC Project Series C, 10/1/30 (c)(d)                         448,588
     115,000                   TSASC, Inc. New York, 5.0%, 6/1/34                                    115,115
   5,040,000                   TSASC, Inc. New York, 5.125%, 6/1/42                                4,996,152
                                                                                               -------------
                                                                                               $  32,262,432
------------------------------------------------------------------------------------------------------------
                               Ohio -- 6.2%
   5,735,000                   Buckeye Tobacco Settlement Financing Authority,
                               5.75%, 6/1/34                                                   $   5,670,367
   9,350,000                   Buckeye Tobacco Settlement Financing Authority,
                               5.875%, 6/1/47                                                      9,297,640
   8,555,000                   Buckeye Tobacco Settlement Financing Authority,
                               6.0%, 6/1/42                                                        8,550,722
   6,335,000                   Buckeye Tobacco Settlement Financing Authority,
                               6.5%, 6/1/47                                                        6,500,660
   1,150,000                   County of Muskingum Ohio, Genesis Healthcare
                               System Project, 5.0%, 2/15/33                                       1,258,618
   5,000,000                   County of Muskingum Ohio, Genesis Healthcare
                               System Project, 5.0%, 2/15/48                                       5,420,900
   2,900,000                   Southeastern Ohio Port Authority, 6.0%, 12/1/42                     3,328,185
                                                                                               -------------
                                                                                               $  40,027,092
------------------------------------------------------------------------------------------------------------
                               Pennsylvania -- 9.1%
     850,000                   Allegheny County Hospital Development Authority,
                               Ohio Valley General Hospital Project A, 5.125%, 4/1/35          $     850,094
   8,000,000                   Delaware County Industrial Development Authority
                               Pennsylvania, Chester Charter School, 5.125%, 6/1/46                8,067,840
   2,375,000                   Fulton County Industrial Development Authority, Fulton
                               County Medical Center, 5.0%, 7/1/46                                 2,567,138
   2,500,000                   Fulton County Industrial Development Authority, Fulton
                               County Medical Center, 5.0%, 7/1/51                                 2,681,350

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 21

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Pennsylvania -- (continued)
   3,000,000                   Pennsylvania Economic Development Financing
                               Authority, Northwestern Human Services Series A,
                               5.25%, 6/1/28                                                   $   3,003,720
   2,005,000                   Pennsylvania Economic Development Financing
                               Authority, American Airways Group Series A, 7.5%, 5/1/20            2,293,459
   8,445,000                   Pennsylvania Economic Development Financing Authority,
                               American Airways Group Series B, 8.0%, 5/1/29                       9,874,654
   2,200,000                   Philadelphia Authority for Industrial Development,
                               Greater Philadelphia Health Action, 6.5%, 6/1/45                    2,366,760
   3,145,000                   Philadelphia Authority for Industrial Development,
                               Greater Philadelphia Health Action, 6.625%, 6/1/50                  3,387,794
   2,500,000                   Philadelphia Authority for Industrial Development, Green
                               Woods Charter School Projects A, 5.5%, 6/15/32                      2,681,225
   5,200,000                   Philadelphia Authority for Industrial Development, Green
                               Woods Charter School Projects A, 5.75%, 6/15/42                     5,610,020
   6,000,000                   Philadelphia Authority for Industrial Development,
                               Nueva Esperanza, Inc., 8.2%, 12/1/43                                7,012,980
   1,000,000                   Philadelphia Authority for Industrial Development,
                               Performing Arts Charter School Project, 6.5%,
                               6/15/33 (144A)                                                      1,066,720
   3,000,000                   Philadelphia Authority for Industrial Development,
                               Performing Arts Charter School Project, 6.75%,
                               6/15/43 (144A)                                                      3,211,980
   4,000,000                   The Hospitals & Higher Education Facilities Authority of
                               Philadelphia, Temple University Health System Series A,
                               5.625%, 7/1/42                                                      4,487,360
                                                                                               -------------
                                                                                               $  59,163,094
------------------------------------------------------------------------------------------------------------
                               Puerto Rico -- 2.1%
  21,000,000                   Commonwealth of Puerto Rico, 8.0%, 7/1/35 (c)(f)                $  13,728,750
------------------------------------------------------------------------------------------------------------
                               Rhode Island -- 0.7%
   2,065,000                   Central Falls Detention Facility Corp., 7.25%,
                               7/15/35 (c)                                                     $     512,657
  40,000,000                   Tobacco Settlement Financing Corp. Rhode Island,
                               6/1/52 (d)                                                          4,027,200
                                                                                               -------------
                                                                                               $   4,539,857
------------------------------------------------------------------------------------------------------------
                               South Carolina -- 0.3%
   2,300,000                   South Carolina Jobs-Economic Development Authority,
                               Hampton Regional Medical, 5.25%, 11/1/36                        $   2,300,782
------------------------------------------------------------------------------------------------------------
                               Tennessee -- 0.0%+
       5,000                   Johnson City Health & Educational Facilities Board,
                               Appalachian Christian Village, 5.0%, 2/15/43                    $       5,361
------------------------------------------------------------------------------------------------------------
                               Texas -- 10.2%
     200,000                   Arlington Higher Education Finance Corp., Universal
                               Academy Series A, 5.875%, 3/1/24                                $     209,054

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Texas -- (continued)
     525,000                   Arlington Higher Education Finance Corp., Universal
                               Academy Series A, 6.625%, 3/1/29                                $     553,324
     375,000                   Arlington Higher Education Finance Corp., Universal
                               Academy Series A, 7.0%, 3/1/34                                        399,176
   7,030,000                   Arlington Higher Education Finance Corp., Universal
                               Academy Series A, 7.125%, 3/1/44                                    7,448,566
     400,000                   City of Celina Texas, 5.375%, 9/1/28                                  409,360
   1,000,000                   City of Celina Texas, 5.5%, 9/1/24                                  1,026,010
     250,000                   City of Celina Texas, 5.5%, 9/1/32                                    255,825
     650,000                   City of Celina Texas, 5.875%, 9/1/40                                  664,950
   1,075,000                   City of Celina Texas, 6.0%, 9/1/30                                  1,105,078
   2,700,000                   City of Celina Texas, 6.25%, 9/1/40                                 2,774,736
     500,000                   City of Mclendon-Chisholm Texas, Sonoma Public Import
                               District Phase, 5.125%, 9/15/28                                       514,560
     450,000                   City of Mclendon-Chisholm Texas, Sonoma Public Import
                               District Phase, 5.375%, 9/15/35                                       462,992
     400,000                   City of Mclendon-Chisholm Texas, Sonoma Public Import
                               District Phase, 5.5%, 9/15/40                                         411,496
     234,442                   Gulf Coast Industrial Development Authority, Microgy
                               Holdings Project, 12/1/36 (c)(d)                                            2
   1,300,000                   Kinney County Public Facilities Corp., 7.0%, 11/1/25                1,211,925
   2,000,000                   La Vernia Higher Education Finance Corp., Meridian
                               World School Series A, 5.5%, 8/15/45                                2,165,820
   1,000,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 4.75%, 7/1/51                           1,080,490
     250,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 5.0%, 7/1/31                              271,842
   1,500,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Carillon Lifecare Community, 5.0%, 7/1/46                           1,561,635
     350,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 5.25%, 7/1/36                             385,861
   1,250,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 5.5%, 7/1/46                            1,388,238
   1,000,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 5.75%, 7/1/51                           1,130,640
     125,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 6.0%, 7/1/26                              128,264
   1,350,000                   New Hope Cultural Education Facilities Finance Corp.,
                               Cardinal Bay Village, Inc., 7.0%, 7/1/51                            1,396,926
   1,155,000                   Pottsboro Higher Education Finance Corp., 5.0%, 8/15/36             1,201,766
   1,000,000                   Pottsboro Higher Education Finance Corp., 5.0%, 8/15/46             1,028,620
  17,350,000                   Sanger Industrial Development Corp., Texas Pellets
                               Project Series B, 8.0%, 7/1/38                                     15,098,664
     500,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., Stayton at Museum Way, 8.25%, 11/15/39                         541,675

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 23

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               Texas -- (continued)
   2,250,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., Mirador Project Series A, 8.0%, 11/15/29                 $   1,918,125
   5,000,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., Mirador Project Series A, 8.125%, 11/15/39                   4,268,250
     120,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., MRC Crestview Project, 8.0%, 11/15/34
                               (Pre Refunded)                                                        137,749
   6,350,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., MRC Crestview Project, 8.125%, 11/15/44
                               (Pre Refunded)                                                      7,277,354
   1,775,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., Stayton at Museum Way Series A, 8.0%, 11/15/28               1,920,887
   5,400,000                   Tarrant County Cultural Education Facilities Finance
                               Corp., Stayton at Museum Way Series A,
                               8.25%, 11/15/44                                                     5,833,566
   1,000,000                   Texas Midwest Public Facility Corp., Secure Treatment
                               Facility Project, 10/1/30 (c)(d)                                      116,230
                                                                                               -------------
                                                                                               $  66,299,656
------------------------------------------------------------------------------------------------------------
                               Utah -- 1.4%
   1,105,000                   Utah Charter School Finance Authority, Summit
                               Academy High School Series A, 7.25%, 5/15/21                    $   1,217,224
   1,985,000                   Utah Charter School Finance Authority, Summit
                               Academy High School Series A, 8.125%, 5/15/31                       2,262,979
   5,145,000                   Utah Charter School Finance Authority, Summit
                               Academy High School Series A, 8.5%, 5/15/41                         5,942,424
                                                                                               -------------
                                                                                               $   9,422,627
------------------------------------------------------------------------------------------------------------
                               Virginia -- 3.1%
   2,100,000                   Cherry Hill Community Development Authority, Potomac
                               Shores Project, 5.4%, 3/1/45                                    $   2,230,305
     815,000                   Embrey Mill Community Development Authority,
                               5.3%, 3/1/35                                                          851,268
   4,685,000                   Embrey Mill Community Development Authority,
                               5.6%, 3/1/45                                                        4,890,906
  12,870,000                   Tobacco Settlement Financing Corp. Virginia,
                               5.0%, 6/1/47                                                       12,516,461
                                                                                               -------------
                                                                                               $  20,488,940
------------------------------------------------------------------------------------------------------------
                               Washington -- 2.4%
   3,500,000                   Washington State Housing Finance Commission,
                               Skyline at First Hill Project Series A, 5.625%, 1/1/27
                               (Pre Refunded)                                                  $   3,557,610
  11,825,000                   Washington State Housing Finance Commission,
                               Skyline at First Hill Project Series A, 5.625%, 1/1/38
                               (Pre Refunded)                                                     12,019,640
                                                                                               -------------
                                                                                               $  15,577,250
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               West Virginia -- 3.1%
  25,000,000                   City of Philippi West Virginia, Alderson Broaddus,
                               7.75%, 10/1/44 (c)                                              $  14,999,500
   5,340,000                   West Virginia Hospital Finance Authority, Highland
                               Hospital Obligation Group, 9.125%, 10/1/41                          4,990,230
                                                                                               -------------
                                                                                               $  19,989,730
------------------------------------------------------------------------------------------------------------
                               Wisconsin -- 6.1%
     500,000                   Public Finance Authority, Lead Academy Project,
                               4.25%, 8/1/26                                                   $     498,785
   2,725,000                   Public Finance Authority, Bancroft Neurohealth Project,
                               5.0%, 6/1/36                                                        2,801,055
   1,000,000                   Public Finance Authority, Lead Academy Project,
                               5.0%, 8/1/36                                                          998,710
   4,000,000                   Public Finance Authority, Bancroft Neurohealth Project,
                               5.125%, 6/1/48                                                      4,118,920
   2,000,000                   Public Finance Authority, Lead Academy Project,
                               5.125%, 8/1/46                                                      1,988,660
   8,615,000                   Public Finance Authority, Cabs-Springshire Pre-Dev
                               Project, 12/1/20 (144A) (d)                                         5,269,279
   1,590,000                   Public Finance Authority, Coral Academy Science
                               Las Vegas, 5.625%, 7/1/44                                           1,786,063
   5,325,000                   Public Finance Authority, Glenridge Palmer Ranch
                               Series A, 8.25%, 6/1/46                                             6,659,658
   5,057,500                   Public Finance Authority, Las Ventanas Retirement
                               Community, 7.0%, 10/1/42                                            5,126,838
   1,500,000                   Public Finance Authority, Roseman University Health
                               Sciences, 5.75%, 4/1/35                                             1,621,125
   4,150,000                   Public Finance Authority, Roseman University Health
                               Sciences, 5.875%, 4/1/45                                            4,469,716
   1,245,000                   Public Finance Authority, Voyager Foundation, Inc.,
                               Project Series A, 5.125%, 10/1/45                                   1,299,755
   2,815,000                   Public Finance Authority, Voyager Foundation, Inc.,
                               Project Series A, 6.2%, 10/1/42                                     3,108,012
                                                                                               -------------
                                                                                               $  39,746,576
------------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $616,990,155)                                             $ 642,674,723
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 25

------------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------
                               MUNICIPAL COLLATERALIZED DEBT
                               OBLIGATION -- 0.0%+
   1,175,000           0.00    Non-Profit Preferred Funding Trust I, Floating Rate
                               Note, 9/15/37 (144A)                                            $      90,945
------------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                               (Cost $1,172,601)                                               $      90,945
------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 99.4%
                               (Cost $621,287,756) (a)(g)                                      $ 645,890,668
------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 0.6%                              $   4,209,629
------------------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                                      $ 650,100,297
============================================================================================================

+               Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2016, the value of these securities amounted to $12,763,924 or 2.0% of total net assets.

(Pre-Refunded)  Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(a) At August 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $620,536,869 was as follows:

                    Aggregate gross unrealized appreciation for all investments in which
                       there is an excess of value over tax cost                            $ 65,189,443

                    Aggregate gross unrealized depreciation for all investments in which
                       there is an excess of tax cost over value                             (39,835,644)
                                                                                            ------------
                    Net unrealized appreciation                                             $ 25,353,799
                                                                                            ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)             Security is in default.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)             Consists of Revenue Bonds unless otherwise indicated.

(f)             Represents a General Obligation bond.

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

(g) The concentration of investments by type of obligation/market sector is as follows:

                Revenue Bonds:
                Special Revenues                                           30.9%
                Health                                                     26.6%
                Education                                                  19.8%
                Various Revenues                                            9.0%
                Pollution Control Revenue                                   4.9%
                General Obligation                                          4.9%
                Transportation                                              1.9%
                Housing                                                     1.3%
                Escrowed                                                    0.4%
                Insured                                                     0.3%
                ----------------------------------------------------------------
                                                                          100.0%
                ================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2016 aggregated $206,984,326 and $109,053,534, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------
                              Level 1     Level 2              Level 3      Total
----------------------------------------------------------------------------------------
Corporate Bond                $ --        $  3,125,000         $ --         $  3,125,000
Municipal Bonds                 --         642,674,723           --          642,674,723
Municipal Collateralized
   Debt Obligation              --              90,945           --               90,945
----------------------------------------------------------------------------------------
Total                         $ --        $645,890,668         $ --         $645,890,668
========================================================================================

During the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 27

Statement of Assets and Liabilities | 8/31/16

ASSETS:
  Investment in securities, at value (cost $621,287,756)           $645,890,668
  Cash                                                                1,069,704
  Receivables --
     Investment securities sold                                       1,812,225
     Fund shares sold                                                 3,489,452
     Interest                                                         9,432,794
  Other assets                                                           47,354
--------------------------------------------------------------------------------
        Total assets                                               $661,742,197
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $  9,257,162
     Fund shares repurchased                                          1,618,316
     Dividends                                                          525,667
     Trustee fees                                                         3,864
  Due to affiliates                                                      31,301
  Accrued expenses                                                      205,590
--------------------------------------------------------------------------------
        Total liabilities                                          $ 11,641,900
================================================================================
NET ASSETS:
  Paid-in capital                                                  $677,485,627
  Undistributed net investment income                                 6,773,545
  Accumulated net realized loss on investments                      (58,761,787)
  Net unrealized appreciation on investments                         24,602,912
--------------------------------------------------------------------------------
        Total net assets                                           $650,100,297
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $292,018,826/38,462,524 shares)                $       7.59
  Class C (based on $165,883,262/21,846,598 shares)                $       7.59
  Class Y (based on $192,198,209/25,650,485 shares)                $       7.49
MAXIMUM OFFERING PRICE:
  Class A ($7.59 (divided by) 95.5%)                               $       7.95
================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Statement of Operations

For the Year Ended 8/31/16

INVESTMENT INCOME:
  Interest                                                            $32,628,642
------------------------------------------------------------------------------------------------
         Total investment income                                                     $32,628,642
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 2,831,058
  Transfer agent fees
     Class A                                                                7,608
     Class C                                                                2,282
     Class Y                                                                1,198
  Distribution fees
     Class A                                                              658,134
     Class C                                                            1,542,507
  Shareholder communications expense                                      349,642
  Administrative expense                                                  191,604
  Custodian fees                                                            9,295
  Registration fees                                                        63,436
  Professional fees                                                        81,575
  Printing expense                                                         36,414
  Fees and expenses of nonaffiliated Trustees                              22,283
  Miscellaneous                                                            80,299
------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 5,877,335
------------------------------------------------------------------------------------------------
            Net investment income                                                    $26,751,307
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                            $ 1,989,101
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments                $29,466,344
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $31,455,445
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $58,206,752
================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 29

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                         Year Ended      Year Ended
                                                         8/31/16         8/31/15
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                             $  26,751,307   $  27,796,505
Net realized gain (loss) on investments                      1,989,101      (6,679,877)
Change in net unrealized appreciation (depreciation)
  on investments                                            29,466,344         875,019
---------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                 $  58,206,752   $  21,991,647
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.40 and $0.40 per share, respectively)  $ (14,110,287)  $ (13,393,020)
      Class C ($0.34 and $0.35 per share, respectively)     (7,100,365)     (7,010,653)
      Class Y ($0.41 and $0.41 per share, respectively)     (8,411,972)     (6,591,060)
---------------------------------------------------------------------------------------
         Total distributions to shareowners              $ (29,622,624)  $ (26,994,733)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 207,486,927   $ 169,528,293
Reinvestment of distributions                               23,616,447      22,079,945
Cost of shares repurchased                                (129,694,923)   (156,480,079)
---------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                         $ 101,408,451   $  35,128,159
---------------------------------------------------------------------------------------
      Net increase in net assets                         $ 129,992,579   $  30,125,073
NET ASSETS:
Beginning of year                                        $ 520,107,718   $ 489,982,645
---------------------------------------------------------------------------------------
End of year                                              $ 650,100,297   $ 520,107,718
---------------------------------------------------------------------------------------
Undistributed net investment income                      $   6,773,545   $   9,220,468
=======================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------
                                Year Ended   Year Ended      Year Ended    Year Ended
                                8/31/16      8/31/16         8/31/15       8/31/15
                                Shares       Amount          Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                     10,879,895   $ 80,711,420     11,663,809   $ 85,671,600
Reinvestment of distributions    1,622,275     12,049,427      1,603,795     11,756,863
Less shares repurchased         (8,107,638)   (59,867,557)   (12,244,062)   (89,616,434)
----------------------------------------------------------------------------------------
   Net increase                  4,394,532   $ 32,893,290      1,023,542   $  7,812,029
========================================================================================
Class C
Shares sold                      4,458,277   $ 33,099,836      3,106,826   $ 22,852,098
Reinvestment of distributions      773,004      5,742,165        775,852      5,689,573
Less shares repurchased         (3,616,789)   (26,764,754)    (4,193,913)   (30,726,011)
----------------------------------------------------------------------------------------
   Net increase (decrease)       1,614,492   $ 12,077,247       (311,235)  $ (2,184,340)
========================================================================================
Class Y
Shares sold                     12,761,015   $ 93,675,671      8,395,575   $ 61,004,595
Reinvestment of distributions      793,540      5,824,855        640,635      4,633,509
Less shares repurchased         (5,899,448)   (43,062,612)    (4,995,290)   (36,137,634)
----------------------------------------------------------------------------------------
   Net increase                  7,655,107   $ 56,437,914      4,040,920   $ 29,500,470
========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 31

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year        Year        Year        Year
                                                                Ended         Ended       Ended       Ended       Ended
                                                                8/31/16       8/31/15     8/31/14     8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $   7.22      $   7.27    $   7.19    $   7.94    $   7.58
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.36(a)   $   0.41    $   0.43    $   0.53    $   0.47
   Net realized and unrealized gain (loss) on investments           0.41         (0.06)       0.09       (0.84)       0.34
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.77      $   0.35    $   0.52    $  (0.31)   $   0.81
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.40)     $  (0.40)   $  (0.44)   $  (0.44)   $  (0.45)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.37      $  (0.05)   $   0.08    $  (0.75)   $   0.36
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.59      $   7.22    $   7.27    $   7.19    $   7.94
============================================================================================================================
Total return*                                                      10.90%         4.88%       7.52%      (4.26)%     11.24%
Ratio of net expenses to average net assets                         0.87%         0.89%       0.90%       0.88%       0.89%
Ratio of net investment income (loss) to average net assets         4.86%         5.59%       5.97%       6.26%       6.25%
Portfolio turnover rate                                               20%           29%         55%         17%         54%
Net assets, end of period (in thousands)                        $292,019      $245,877    $240,331    $250,163    $373,039
============================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

----------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year        Year        Year        Year
                                                                Ended         Ended       Ended       Ended       Ended
                                                                8/31/16       8/31/15     8/31/14     8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $   7.22      $   7.28    $   7.19    $   7.94    $   7.58
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.30(a)   $   0.36    $   0.41    $   0.46    $   0.41
   Net realized and unrealized gain (loss) on investments           0.41         (0.07)       0.07       (0.83)       0.35
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.71      $   0.29    $   0.48    $  (0.37)   $   0.76
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.34)     $  (0.35)   $  (0.39)   $  (0.38)   $  (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.37      $  (0.06)   $   0.09    $  (0.75)   $   0.36
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.59      $   7.22    $   7.28    $   7.19    $   7.94
============================================================================================================================
Total return*                                                      10.07%         3.95%       6.85%      (4.98)%     10.42%
Ratio of net expenses to average net assets                         1.63%         1.65%       1.66%       1.63%       1.63%
Ratio of net investment income (loss) to average net assets         4.10%         4.83%       5.23%       5.53%       5.50%
Portfolio turnover rate                                               20%           29%         55%         17%         54%
Net assets, end of period (in thousands)                        $165,883      $146,029    $149,453    $195,290    $265,448
============================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 33

----------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year        Year        Year        Year
                                                                Ended         Ended       Ended       Ended       Ended
                                                                8/31/16       8/31/15     8/31/14     8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $   7.12      $   7.18    $   7.10    $   7.84    $   7.49
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.37(a)   $   0.39    $   0.46    $   0.53    $   0.48
   Net realized and unrealized gain (loss) on investments           0.41         (0.04)       0.07       (0.82)       0.33
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.78      $   0.35    $   0.53    $  (0.29)   $   0.81
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.41)     $  (0.41)   $  (0.45)   $  (0.45)   $  (0.46)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.37      $  (0.06)   $   0.08    $  (0.74)   $   0.35
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.49      $   7.12    $   7.18    $   7.10    $   7.84
============================================================================================================================
Total return*                                                      11.17%         4.92%       7.69%      (4.05)%     11.43%
Ratio of net expenses to average net assets                         0.71%         0.71%       0.71%       0.72%       0.67%
Ratio of net investment income (loss) to average net assets         5.01%         5.77%       6.17%       6.40%       6.46%
Portfolio turnover rate                                               20%           29%         55%         17%         54%
Net assets, end of period (in thousands)                        $192,198      $128,202    $100,199    $119,658    $176,664
============================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Notes to Financial Statements | 8/31/16

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 35

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At August 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2016, the Fund reclassified $424,394 to increase undistributed net investment income and $424,394 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2016, the Fund was permitted to carry forward indefinitely $19,307,455 of short-term losses and $30,745,221 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2016, the Fund had a net capital loss carryforward of $8,649,148 of which the following amounts will expire between 2017 and 2018 if not utilized: $2,640,380 in 2017 and $6,008,768 in
     2018. Since new losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 37

     During the year ended August 31, 2016, a capital loss carryforward of $2,001,381 was utilized to offset net realized gains by the Fund.

     The tax character of distributions during the years ended August 31, 2016 and August 31, 2015, were as follows:

     ---------------------------------------------------------------------------
                                                             2016           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                                $28,998,856    $26,502,250
     Ordinary income                                      623,768        492,483
     ---------------------------------------------------------------------------
          Total                                       $29,622,624    $26,994,733
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                               $ 10,413,727
     Capital loss carryforward                                      (58,701,824)
     Current year dividend payable                                     (525,709)
     Net unrealized appreciation                                     21,428,476
     ---------------------------------------------------------------------------
        Total                                                      $(27,385,330)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $97,710 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 39 risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed, if any, during the year ended August 31, 2016 are reflected on the Statement of Operations. This expense limitation is in effect through January 1, 2018, for Class A shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,310 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 90,377
Class C                                                                   74,057
Class Y                                                                  185,208
--------------------------------------------------------------------------------
  Total                                                                 $349,642
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,991 in distribution fees payable to PFD at August 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2016, CDSCs in the amount of $7,969 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 41 facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2016, the Fund had no borrowings under the credit facility.

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the
Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Municipal Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust V, as of August 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 24, 2016

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 43

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 89.90%.

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 45

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since       Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board        2006.               present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
and Trustee                  Serves until a      Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                             successor trustee   Inc. (technology products for securities       processing provider for financial
                             is elected or       lending industry); and Senior Executive Vice   services industry) (2009 -
                             earlier retirement  President, The Bank of New York (financial     present); Director, Quadriserv,
                             or removal.         and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                Commissioner, New Jersey State
                                                                                                Civil Service Commission (2011 -
                                                                                                present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since       Managing Partner, Federal City Capital         Director of New York Mortgage Trust
Trustee                      2006.               Advisors (corporate advisory services          (publicly-traded mortgage REIT)
                             Serves until a      company) (1997 - 2004 and 2008 - present);     (2004 - 2009, 2012 - present);
                             successor trustee   Interim Chief Executive Officer, Oxford        Director of The Swiss Helvetia
                             is elected or       Analytica, Inc. (privately-held research and   Fund, Inc. (closed-end fund) (2010
                             earlier retirement  consulting company) (2010); Executive Vice     - present); Director of Oxford
                             or removal.         President and Chief Financial Officer,         Analytica, Inc. (2008 - present);
                                                 I-trax, Inc. (publicly traded health care      and Director of Enterprise
                                                 services company) (2004 - 2007); and           Community Investment, Inc.
                                                 Executive Vice President and Chief Financial   (privately-held affordable housing
                                                 Officer, Pedestal Inc. (internet-based         finance company) (1985 - 2010)
                                                 mortgage trading company) (2000 - 2002);
                                                 Private consultant (1995 - 1997), Managing
                                                 Director, Lehman Brothers (investment banking
                                                 firm) (1992 - 1995); and Executive, The World
                                                 Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since       William Joseph Maier Professor of Political    Trustee, Mellon Institutional Funds
Trustee                      2008.               Economy, Harvard University (1972 - present)   Investment Trust and Mellon
                             Serves until a                                                     Institutional Funds Master
                             successor trustee                                                  Portfolio (oversaw 17 portfolios in
                             is elected or                                                      fund complex) (1989 - 2008)
                             earlier retirement
                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since       Founding Director, Vice President and          None
Trustee                      2006.               Corporate Secretary, The Winthrop Group, Inc.
                             Serves until a      (consulting firm) (1982 - present); Desautels
                             successor trustee   Faculty of Management, McGill University
                             is elected or       (1999 - present); and Manager of Research
                             earlier             Operations and Organizational Learning, Xerox
                             retirement or       PARC, Xerox's advance research center (1990 -
                             removal.            1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since       President and Chief Executive Officer,         Director of New America High Income
Trustee                      2006.               Newbury Piret Company (investment banking      Fund, Inc. (closed-end investment
                             Serves until a      firm) (1981 - present)                         company) (2004 - present); and
                             successor trustee                                                  Member, Board of Governors,
                             is elected or                                                      Investment Company Institute (2000
                             earlier                                                            - 2006)
                             retirement or
                             removal.
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since       Consultant (investment company services)       None
Trustee                      2014.               (2012 - present); Executive Vice President,
                             Serves until a      BNY Mellon (financial and investment company
                             successor trustee   services) (1969 - 2012); Director, BNY
                             is elected or       International Financing Corp. (financial
                             earlier             services) (2002 - 2012); and Director, Mellon
                             retirement or       Overseas Investment Corp. (financial
                             removal.            services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 47

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since       Director and Executive Vice President (since   None
Trustee                      2014.               2008) and Chief Investment Officer, U.S.
                             Serves until a      (since 2010) of PIM-USA; Executive Vice
                             successor trustee   President of Pioneer (since 2008); Executive
                             is elected or       Vice President of Pioneer Institutional
                             earlier             Asset Management, Inc. (since 2009); and
                             retirement or       Portfolio Manager of Pioneer (since 1999)
                             removal.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.         (healthcare workers union pension funds)       investment companies (5
                                                 (2001 - present); Vice President -             portfolios) (Sept. 2015 - present)
                                                 International Investments Group, American
                                                 International Group, Inc. (insurance
                                                 company) (1993 - 2001); Vice President
                                                 Corporate Finance and Treasury Group,
                                                 Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton,
                                                 Inc. (investment bank) (1987 - 1988); and
                                                 Mortgage Strategies Group, Drexel Burnham
                                                 Lambert, Ltd. (investment bank) (1986 -
                                                 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 49

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)           Since 2014. Serves  Chair, Director, CEO and President of Pioneer  Trustee of Pioneer closed-end
President and                at the discretion   Investment Management-USA (since September     investment companies (5
Chief Executive Officer      of the Board.       2014); Chair, Director, CEO and President of   portfolios) (Sept. 2015 - present)
                                                 Pioneer Investment Management, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Pioneer Funds Distributor, Inc.
                                                 (since September 2014); Chair, Director, CEO
                                                 and President of Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014); and
                                                 Chair, Director, and CEO of Pioneer
                                                 Investment Management Shareholder Services,
                                                 Inc. (since September 2014); Managing
                                                 Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); and Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)   Since 2006. Serves  Vice President and Associate General Counsel   None
Secretary and                at the discretion   of Pioneer since January 2008; Secretary and
Chief Legal Officer          of the Board.       Chief Legal Officer of all of the Pioneer
                                                 Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003
                                                 to May 2010; and Vice President and Senior
                                                 Counsel of Pioneer from July 2002 to December
                                                 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)       Since 2010. Serves  Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion   December 2006 and Assistant Secretary of all
                             of the Board.       the Pioneer Funds since June 2010; Manager -
                                                 Fund Governance of Pioneer from December 2003
                                                 to November 2006; and Senior Paralegal of
                                                 Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves  Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion   Assistant Secretary of all the Pioneer Funds
                             of the Board.       since June 2010; and Counsel of Pioneer from
                                                 June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves  Vice President - Fund Treasury of Pioneer;     None
Treasurer and                at the discretion   Treasurer of all of the Pioneer Funds since
Chief Financial and          of the Board.       March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                               March 2004 to February 2008; and Assistant
                                                 Treasurer of all of the Pioneer Funds from
                                                 March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2006. Serves  Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion   Assistant Treasurer of all of the Pioneer
                             of the Board.       Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2006. Serves  Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion   Pioneer; and Assistant Treasurer of all of
                             of the Board.       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves  Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion   of Pioneer since November 2008; Assistant
                             of the Board.       Treasurer of all of the Pioneer Funds since
                                                 January 2009; and Client Service Manager -
                                                 Institutional Investor Services at State
                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves  Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion   all the Pioneer Funds since March 2010;
                             of the Board.       Chief Compliance Officer of Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Pioneer since October 2005;
                                                 and Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003
                                                 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)         Since 2006. Serves  Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion   Pioneer and Anti-Money Laundering Officer of
Officer                      of the Board.       all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/16 51

                           This page for your notes.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 21203-09-1016



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $73,121 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $70,192 for the year ended August 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $15,906
payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $15,850 for the year ended August 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $15,906 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $15,850 for the year ended August 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 27, 2016

* Print the name and title of each signing officer under his or her signature.